Commission File No. 000-51074

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ]  Confidential  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))

[ ]  Definitive Information Statement

                           SILVER RIVER VENTURES, INC.
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies: n/a

     (2) Aggregate number of securities to which transaction applies: n/a

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.

     (4) Proposed maximum aggregate value of transaction: n/a

     (5) Total fee paid: -0-

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date filed:

                                                               PRELIMINARY COPY
                                                               ----------------
                           SILVER RIVER VENTURES, INC.
                          19 East 200 South, Suite 1080
                           Salt Lake City, Utah 84111

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

Dear Stockholders of Silver River Ventures, Inc.:

     We are writing to advise you that our two controlling stockholders have approved by written consent an amendment to our articles of incorporation to (a) add to our authorized capitalization 10 million shares of preferred stock, and
(b) change our corporate name to "BioForce Nanosciences Holdings, Inc." The controlling stockholders also ratified by written consent a new equity incentive plan, the BioForce Nanosciences Holdings, Inc. 2006 Equity Incentive Plan.

     On November 30, 2005, our board of directors unanimously approved the amendment to our articles of incorporation, equity incentive plan and authorized a 2 shares for 1 share forward stock split of our outstanding common stock. The board also unanimously approved the execution of the agreement to acquire BioForce Nanosciences, Inc., a privately held corporation based in Ames, Iowa (referred to herein as "BioForce").

     To facilitate the acquisition of BioForce, we will merge our newly created, wholly owned subsidiary, Silver River Acquisitions, Inc., with and into BioForce with BioForce being the survivor of the merger. Under the terms of the agreement, all of BioForce's outstanding capital stock will be converted into shares of Silver River Ventures common stock. We anticipate that the forward split of our common stock will be effected immediately prior to the closing of the acquisition. The acquisition will not be effective until the articles of merger between our acquisition subsidiary and BioForce are filed with the offices of the Secretary of State for Nevada and Delaware.

     Also on November 30, 2005, our two controlling stockholders, who owned approximately 87% of our outstanding shares of common stock, approved the amendments to our articles of incorporation and the equity incentive plan by written consent in lieu of a meeting.

     PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS. STOCKHOLDER APPROVAL OF THE MERGER IS NOT REQUIRED.

     No action is required by you. The accompanying information statement is furnished only to inform stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Completion of the acquisition of BioForce will result in a change in control of Silver River Ventures and the assumption of BioForce's assets, liabilities and operations by Silver River Ventures.

     The accompanying information statement is for information purposes only and explains the actions taken by written consent, the terms of the acquisition of BioForce and related transactions. Please read the accompanying information statement carefully.

January __, 2006                                 Very truly yours,

                                                 /s/ Edward F. Cowle
                                                 -------------------
                                                 Edward F. Cowle, President

                           SILVER RIVER VENTURES, INC.
                          19 East 200 South, Suite 1080
                           Salt Lake City, Utah 84111

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

     This information statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value, of Silver River Ventures, Inc., a Nevada corporation, which we refer to herein as "Silver River," "SRVI," "company," "we," "our" or "us." The mailing date of this information statement is on or about January __, 2006.

     On November 30, 2005, the record date for determining the identity of stockholders who are entitled to receive this information statement, 1,999,975 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of Silver River.
Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

     NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     On November 30, 2005, our two controlling stockholders who beneficially own in the aggregate 1,746,610 shares, or approximately 87%, of our issued and outstanding common stock, consented in writing to the following:

     1. An amendment to our articles of incorporation that will (a) increase our authorized capitalization by adding 10 million shares of "blank check" preferred stock, and (b) change our corporate name, upon the closing of the anticipated acquisition transaction, to "BioForce Nanosciences Holdings, Inc."

     2. Adoption of the BioForce Nanosciences Holdings, Inc. 2006 Equity Incentive Plan for officers, directors and key employees of Silver River and BioForce.

     The controlling stockholders have not consented to or considered any other corporate action.

     Also on November 30, 2005, Silver River Ventures, Inc., together with our wholly owned subsidiary, Silver River Acquisitions, Inc., entered into an agreement and plan of merger with BioForce Nanosciences, Inc., in order to facilitate our acquisition of BioForce.

     Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the amendment to our articles of incorporation and the equity incentive plan, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with this information statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the "Exchange Act"), the proposals will not become effective until a date at least 20 days after the date on which this information statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on January 30, 2006. This information statement will serve as written notice to stockholders pursuant to Section 320 of the Nevada Revised Statute.

     Our board of directors have also unanimously approved a forward stock split of our 1,999,975 issued and outstanding shares of common stock on a 2 shares for 1 share basis. The split will be effected prior to the consummation of the acquisition and will increase the number of issued and outstanding shares to 3,999,950 shares.

                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----

FORWARD-LOOKING STATEMENTS................................................   4
GENERAL       ............................................................   4
SUMMARY       ............................................................   5
     Amended Articles of Incorporation....................................   5
     BioForce Nanosciences Holdings, Inc. 2006 Equity Incentive Plan......   5
     Forward Stock Split..................................................   5
     Parties to the Agreement and Plan of Merger..........................   6
     Structure of the Acquisition of BioForce.............................   6
     Financing............................................................   7
     Consideration........................................................   7
     Reasons for the Acquisition of BioForce..............................   7
     Costs and Expenses of the Acquisition................................   7
     Appraisal Rights.....................................................   7
     Risk Factors.........................................................   7
     Directors and Executive Management Following
       the Acquisition of BioForce........................................   8
CONTROLLING STOCKHOLDERS..................................................   8
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES
     FOLLOWING THE ACQUISITION............................................   8
RISK FACTORS  ............................................................   9
     Risks Relating to the Acquisition of BioForce........................   9
     Risks Relating to Our Business After Completion of the Acquisition...  10
     Risks Relating to Ownership of SRVI Common Stock.....................  13
AMENDMENT TO ARTICLES OF INCORPORATION....................................  15
     Change in Authorized Shares..........................................  15
     Name Change..........................................................  15
BIOFORCE NANOSCIENCES HOLDINGS, INC. 2006 EQUITY INCENTIVE PLAN...........  16
     Administration of the Plan...........................................  16
     Types of Awards......................................................  16
     Eligibility to Receive Awards........................................  16
     Stock Available for Awards...........................................  16
     New Plan Benefits....................................................  16
     Adjustments..........................................................  16
     Amendment or Termination.............................................  16
     Federal Income Tax Consequences......................................  17
AGREEMENT AND PLAN OF MERGER..............................................  17
     Background of the Acquisition of BioForce............................  18
     Silver River's Reasons for the Acquisition...........................  19
     BioForce's Reasons for Being Acquired by Silver River................  19
     Material Terms of the Agreement and Plan of Merger...................  19
     Effective Time of the Merger.........................................  20
     Consideration........................................................  20
     Representations and Warranties.......................................  20
     Certain Covenants of the Parties.....................................  21
     Conditions of the Agreement and Plan of Merger.......................  22
     Termination..........................................................  23
     Cost and Expenses....................................................  23
     Amendment............................................................  23
     Extension and Waiver.................................................  24
CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE ACQUISITION...........  24
     Change in Control....................................................  24
     Forward Stock Split..................................................  24
     Financing............................................................  24
     Certain Federal Income Tax Considerations............................  25
     Accounting Treatment of the Acquisition..............................  25
     Appraisal Rights.....................................................  25
     Interest of Certain Persons in the Acquisition Transaction...........  25
     Federal Securities Law Consequences..................................  25

     Our Operations After the Acquisition of BioForce.....................  26
ANTICIPATED BUSINESS FOLLOWING THE ACQUISITION OF BIOFORCE................  26
     Business of BioForce Nanosciences, Inc...............................  26
     Technology Development...............................................  27
     Nanotechnology Industry..............................................  27
     Products ............................................................  28
     Intellectual Property and Patent Protection..........................  39
     Trademarks...........................................................  32
     Markets and Competition..............................................  32
     Future Strategy......................................................  34
     Manufacturing and Quality Assurance..................................  34
     Facilities...........................................................  35
     Employees............................................................  35
     Litigation...........................................................  35
     Equity Incentive Plan................................................  36
     Management...........................................................  36
     Key Personnel........................................................  36
PRINCIPAL ACCOUNTANT FEES AND SERVICES....................................  37
SELECTED HISTORICAL FINANCIAL DATA OF SILVER RIVER VENTURES, INC..........  38
EXPERTS       ............................................................  39
FINANCIAL INFORMATION FOR BIOFORCE NANOSCIENCES, INC......................  39
WHERE YOU CAN FIND MORE INFORMATION.......................................  40

     Appendix  A  - Form  of   Certificate   of   Amendment   to   Articles   of
                    Incorporation
     Appendix  B  - Form of BioForce  Nanosciences  Holdings,  Inc.  2006 Equity
                    Incentive Plan
     Appendix  C  - Agreement and Plan of Merger and Addendum

                           FORWARD LOOKING INFORMATION

     This information statement and other reports that we file with the SEC contain certain forward-looking statements relating to, among other things, the closing of the acquisition transaction and our future financial performance or future events. In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such statements are subject to numerous known and unknown risks, uncertainties, assumptions and other factors, including those set forth in this information statement, that could cause actual future events or results to differ materially from historical results, or those described in the forward-looking statement. The forward-looking statements contained herein should be considered in light of these factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this information statement. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

     o   continued development of our technology;
     o   dependence on key personnel;
     o   competitive factors;
     o   the operation of our business; and
     o   general economic conditions.

     Except as required under federal securities laws and the rules and regulations of the SEC, we and our merger subsidiary, Silver River Acquisitions, do not undertake to update forward-looking information contained herein or elsewhere to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated in, contemplated by or implied by such statements.

     For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at www.sec.gov or from commercial document retrieval services.

                                     GENERAL

     This information statement is being furnished to all of our stockholders of record on January __, 2006 in connection with the approval by our board of directors and controlling stockholders of:

     o an amendment to our articles of incorporation which will (a) increase our authorized capitalization by adding 10 million shares of preferred stock, and (b) change our corporate name, upon the closing of the acquisition transaction, to "BioForce Nanosciences Holdings, Inc." The form of our amended articles of incorporation is attached to this information statement as Appendix A; and

     o the adoption of a new equity incentive plan, the form of which is attached to this information statement as Appendix B.

     Our board of directors also unanimously approved the acquisition of BioForce and the 2 shares for 1 share forward stock split of our issued and outstanding common shares, effective prior to the closing of the BioForce acquisition. To facilitate the acquisition, we entered into the agreement and plan of merger with BioForce on November 30, 2005. Pursuant to that agreement, we will, among other things, issue 16 million shares of our authorized, but previously unissued common stock, to the stockholders of BioForce in exchange for all of the issued and outstanding common stock of BioForce. The filing of the amended articles of incorporation and adoption of the equity incentive plan are called for by the agreement and plan of merger.

     Upon the closing of the acquisition, all of our existing officers and directors will resign and BioForce will nominate three new directors and new management, with the possibility of adding two additional directors. The acquisition is expected to close on or about January 30, 2006, and will become effective upon the filing of the Articles of Merger with the offices of the Secretaries of the States of Nevada and Delaware. We anticipate the filings will occur immediately after the closing.

     The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 320 of the Nevada Revised Statute, referred to herein as the "NRS," which provides that any action required or permitted to be taken at a meeting of stockholder may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation, except that if a different proportion of voting power is required for such action at a meeting , then that proportion or written consents is required. Where an action is authorized by written consent, no meeting of stockholders need be called nor notice given.

     Pursuant to the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the amended articles of incorporation and equity incentive plan, the board of directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders' meeting.

     Our controlling stockholders, who beneficially owned 87.3% of our outstanding common stock entitled to vote on the amended articles of incorporation and adoption of the equity incentive plan, gave their written consent to the approval of the foregoing on November 30, 2005. Accordingly, the above actions will not be submitted to our other stockholders for a vote and this information statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of our common stock.

                                     SUMMARY

     This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the amended articles of incorporation, new equity incentive plan and the acquisition of BioForce, you should read carefully this entire information statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The amended articles of incorporation, equity incentive plan and agreement and plan of merger are attached as appendices to this information statement. We encourage you to read these documents. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

Amended Articles of Incorporation (Page 15)

     Our board of directors and stockholders holding a majority of our outstanding common stock have approved an amendment to our articles of incorporation which will (a) increase our authorized capitalization by adding 10 million shares of "blank check" preferred stock, and (b) change our corporate name upon the closing of the acquisition to "BioForce Nanosciences Holdings, Inc." The form of certificate of amendment is attached hereto as Appendix A.

BioForce Nanosciences Holdings, Inc. 2006 Equity Incentive Plan  (Page 16)

     As a condition to the acquisition of BioForce, we have adopted an equity incentive plan that will become effective at the closing of the acquisition. The equity incentive plan will be used to attract, retain and reward employees, officers and directors of the highest quality and promote the well being of our company after the acquisition of BioForce.

Forward Stock Split (Page 24)

     Prior to the closing of the acquisition transaction, we will effect a forward stock split of the issued and outstanding shares of Silver River common stock on a 2 shares for 1 share basis, the effect of which will increase the number of issued and outstanding Silver River shares to 3,999,950 shares.

Parties to the Agreement and Plan of Merger  (Page 17)

     Silver River Ventures,  Inc.
     19 East 200 South, Suite  1080
     Salt Lake City, Utah 84111

     We were originally organized in Idaho on June 28, 1984 as Silver River Mining Co., Inc., primarily to engage in the business of developing mineral resources in the mining districts of northern Idaho. Historical corporate records do not indicate the extent to which the company engaged in the mining business. In January 2000, we changed our corporate domicile from Idaho to the State of Nevada. We have conducted only limited business operations and are deemed a development stage company. In recent years, we have been actively seeking potential operating businesses and/or business opportunities with the intent to acquire or merge with such businesses.

     Silver River Acquisitions, Inc.
     19 East 200 South, Suite  1080
     Salt Lake City, Utah 84111

     Silver River Acquisitions, Inc. is a newly formed Nevada corporation and wholly owned subsidiary of Silver River that was organized for the specific purpose of facilitating the acquisition of BioForce. Silver River Acquisitions has not conducted any business during any period of its existence except in furtherance of the merger transaction.

     BioForce Nanosciences, Inc. (Page 26)
     1615 Golden Aspen Drive, Suite 101
     Ames, Iowa 50010

     BioForce is a development stage company engaged in designing, testing, patenting and introducing for commercial sale certain technology called the NanoArrayer(TM) System. The NanoArrayer(TM) System has the ability to position, print, and pattern a broad range of materials at discrete locations on silicon chips and other surfaces at the micrometer to nanometer spatial scale to produce ultraminiaturized biological sensors, biomedical tests and other ultraminiaturized devices. This ability addresses a fundamental requirement for the growth of the nanotechnology industry and overcomes some of the limitations of existing tools for surface encoding and modification at the ultramicro- and nano-scale. This technology is formatted as a desktop system that is robust, modular, fully integrated, intuitive and easy to use.

     Controlling Stockholders

     Silver River's two controlling stockholders, Edward F. Cowle and H. Deworth Williams, are also parties to the agreement and plan of merger by making certain representations, warranties and covenants therein. The controlling stockholders also consented in writing to the corporate actions being taken that would have otherwise been ratified by a majority of stockholders at a meeting.

Structure of the Acquisition of BioForce  (Page 17)

     Upon filing of a certificate of merger with the offices of the Secretaries of the States of Nevada and Delaware, referred to herein as the "effective time of the merger," the control of our company will change and we will carry on the business of BioForce. This change of control will be effected through the following actions:

     o Silver River Acquisitions, our wholly owned subsidiary, will merge with and into BioForce, the separate corporate existence of Silver River Acquisitions will cease and Silver River will become the parent corporation of BioForce. We will then change our name from Silver River Ventures, Inc. to "BioForce Nanosciences Holdings, Inc.";

     o Silver River will issue an aggregate of 16 million shares of restricted common stock to the stockholders of BioForce in exchange for 100% of the issued and outstanding shares of BioForce capital stock; and

     o The officers and directors (or director nominees) of BioForce will replace the officers and directors of Silver River and will control the business and operations of BioForce.

Financing  (Page 24)

     As a condition to closing the BioForce acquisition of BioForce, we must realize a minimum of $2.5 million from the private placement of our common stock prior to the closing. Accordingly, we have commenced a private placement of 4 million shares of our common stock (post-split) at the offering price of $1.50 per share, for the minimum offering amount of $2.5 million and a maximum of $6.0 million. The proceeds of the private placement will be used to finance the ongoing operations of BioForce following the acquisition.

     As a result of the private placement, current Silver River stockholders will experience additional dilution, in addition to dilution from the issuance of 16 million shares of common stock for the acquisition of BioForce. Thus, if the minimum offering of 1,666,667 shares is sold, our current stockholders will own approximately 18% of our issued and outstanding common stock, and if the maximum of 4 million shares is sold, our current stockholders will own approximately 16.6% of our outstanding shares. There can be no assurance that we will be successful in raising the requisite funds pursuant to the private placement or that the acquisition of BioForce will be finalized.

Consideration (Page 20)

     Pursuant to the terms of the acquisition, all of the issued and outstanding shares of BioForce common stock will be converted into the right to receive shares of Silver River common stock. In the aggregate, the stockholders of BioForce capital stock will receive 16 million shares of our common stock. Fractional shares will not be issued. After the merger, the current BioForce stockholder will no longer own a direct equity interest in BioForce. In addition, our controlling stockholders will be entitled to a one-time fee of $250,000 to be paid out of anticipated minimum financing of at least $2.5 million.

Reasons for the Acquisition of BioForce (Page 18)

     Our board of directors considered various factors in approving the acquisition of BioForce and believe the acquisition will be in the best interest of our stockholders. Our board analyzed BioForce's operations, prospects and managerial resources and believes that acquiring BioForce's business and growth potential by means of a merger is the best opportunity to increase value to our stockholders. Our board of directors did not request a fairness opinion in connection with the transaction.

Cost and Expenses of the Acquisition (Page 23)

     The merger agreement provides that all costs and expenses in connection with the acquisition will be paid by the party incurring these costs and expenses, except that BioForce will pay certain legal fees incurred by Silver River, out of proceeds from BioForce's interim financing.

Appraisal Rights  (Page 23)

     Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection the actions we are taking by written consent.

Risk Factors  (Page 9)

     The acquisition of BioForce and related transaction, as well as the ownership of our common stock after the merger, involves a high degree of risk. You should carefully consider the information set forth in the section entitled "Risk Factors," as well as the other information in this information statement.

     o Upon completion of the acquisition, we will assume BioForce's assets, liabilities and plan of operation that will require substantial additional financing to fully implement. There can be no assurance that such financing can be obtained, or whether we will have to raise additional capital following the acquisition in order to implement our business plan.

     o Our current stockholders will be diluted by the shares issued as part of the acquisition transaction, our proposed private placement of shares, and may be diluted by future issuances of shares, if necessary, to satisfy our working capital needs. We are issuing 16 million shares of our common stock as part of the acquisition transaction, and up to 4 million shares in the private placement. The foregoing issuances, together with other issuances to raise additional working capital, will reduce the percentage ownership of our existing stockholders substantially.

Directors and Executive  Management  Following the Acquisition of BioForce (Page
36)

     Following completion of the acquisition of BioForce, all of the existing members of our board of directors will resign and three, or possibly five new appointees designated by BioForce will comprise our board of directors.

                            CONTROLLING STOCKHOLDERS

     On November 30, 2005, the following controlling stockholders, owning approximately 87% of our common stock, consented in writing to approve the amended articles of incorporation and adoption of the equity incentive plan. The information in the table does not reflect the acquisition of BioForce and transactions resulting therefrom, the 2 shares for 1 share forward stock split, or subsequent transfers by the controlling stockholders.

    Name and Address                                      Number of Shares               Percent(1)
-------------------------                                 ----------------               ----------
Edward F. Cowle                                               1,572,029                     78.6%
   70 Garth Road
   Scarsdale, NY 10583
H. Deworth Williams                                             174,581                      8.7%
  19 East 200 South, Suite  1080
  Salt Lake City, Utah 84111
------------------

     Note: Unless otherwise indicated in the footnotes below, we have been advised that each person above has sole voting and investment power over the shares indicated above.

     (1) Based upon 1,999,975 shares of common stock outstanding on November 30, 2005.

     Under Section 14(c) of the Exchange Act, the actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this information statement. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this
information   statement  is  furnished   solely  for  the  purpose  of  advising
stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

     Stockholders will not have dissenters' appraisal rights in conjunction with the proposed acquisition of BioForce or other corporate actions to be taken in connection with the acquisition.

       SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES
                            FOLLOWING THE ACQUISITION

     Upon the closing of the BioForce acquisition and issuance of shares thereunder, and the issuance of shares pursuant to the private placement financing, the holdings of (i) each stockholder expected to be the beneficial owner of more than 5% of our common stock, (ii) each of our anticipated directors and executive officers, and (iii) all of the anticipated directors and executive officers as a group, will be as set forth in the following table. The address of each person listed below, unless otherwise indicated, is c/o BioForce Nanosciences, Inc., 1615 Golden Aspen Drive, Suite 101, Ames, Iowa 50010. Unless otherwise indicated in the table footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after the effective time of the merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

     All share amounts and percentages have been adjusted to reflect the 2 shares for 1 share forward stock split and the issuance of 16 million shares for the BioForce acquisition. The number of shares outstanding will be approximately 19,999,950 shares prior to the issuance of 4 million shares pursuant to the private placement offering of common stock, assuming the maximum is sold.


Name and Address                             Amount and Nature of        Percentage Ownership(1)
of Beneficial Owner                          Beneficial Ownership    Before Offering  After Offering
-------------------                          --------------------    ---------------  --------------
       5% Beneficial Owners:
       ---------------------
Societe Generale Asset Management(3)              6,480,000(2)          32.4 %            27.0 %
Harvey Kaye                                       1,273,082              6.4 %             5.3 %
   190 NW Spanish River Blvd., Ste. 101
   Boca Raton, FL 33431

       Directors and Executive Officers:
       ---------------------------------
Eric Henderson, Ph.D.                           3,696,000(2)            18.5 %            15.4 %
Jean-Jacques Sunier                                28,800(2)             0.1 %             0.1 %
Larry Gold, Ph.D.                                  28,800(2)             0.1 %             0.1 %

All directors and executive officers
  as a group (3 persons)
-----------------------------

     (1) Percentage ownership is based on 19,999,950 shares outstanding before the offering and 23,999,950 shares after the offering, assuming all the offered Shares are sold.

     (2) These share amounts represent the approximate number of shares to be issued to each respective individual following the closing of the BioForce acquisition.

     (3) Societe Generale is a French bank that has an investment subsidiary, SG Asset Management, which manages SG Alternative Investments that has previously invested in BioForce.

                                  RISK FACTORS

     You should consider carefully the following risk factors relating to Silver River and BioForce, any of which could materially harm our business.

Risks Relating to the Acquisition of BioForce

     Our current  stockholders  have no opportunity to approve or disapprove the acquisition of BioForce or other actions described herein and will experience substantial dilution in connection with the transaction.
     ---------------------------------------------------------------------------
     The acquisition of BioForce has been approved by our board of directors and will not be presented to our stockholders for approval. Also, under Nevada law, the other actions described herein that would routinely be taken at a meeting of stockholders, are being taken by written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders other than our two controlling stockholders are not being asked to approve or disapprove these matters. In addition, in the event the BioForce acquisition is completed and we sell at least the minimum and up to the maximum number of shares pursuant to the private placement financing, our current stockholders will experience substantial dilution in their ownership interest in our company.

     If the acquisition of BioForce does not occur, we will not benefit from expenses we have incurred in pursuit of the transaction.
     ---------------------------------------------------------------------------
     The acquisition of BioForce may not be completed. If conditions to completion of the acquisition are not satisfied or the transaction is not otherwise finalized, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out of pocket expenses of approximately $50,000 for services in connection with the acquisition, consisting of professional fees, financial printing and other related charges, much of which may be incurred even if the acquisition is not completed. If the acquisition is not completed, such expenses will be paid for by advances from stockholders, which will be evidenced on our financial statements as current liabilities.

     We will require additional financing to proceed with our anticipated business activities following completion of the acquisition. There can be no assurance that financing will be available on terms beneficial to us, or at all.
     ---------------------------------------------------------------------------

     Following the acquisition of BioForce, we will probably require financing of approximately $6.0 million during the next 12 months in to proceed with our anticipated business activities. In order to close the acquisition, we must realize at least $2.5 million from the private offering of our common stock. If the maximum amount is realized from the offering, of which there can be no assurance, we will have gross proceed of $6 million, which should be sufficient to proceed with our proposed business plan and sustain our operations for at least the next 12 months. If we raise additional capital by selling equity or equity-linked securities, these securities would dilute the ownership percentage of our existing stockholders. Also, these securities could have rights, preferences or privileges senior to those of our common stock. We will also have the authority to issue preferred shares with terms, rights and preferences established by the board of directors. Similarly, if we raise additional capital by issuing debt securities, those securities may contain covenants that restrict us in terms of how we operate our business, which could also affect the value of our common stock. We may not be able to raise capital on reasonable terms, or at all.

Risks Relating to Our Business After the Completion of the Acquisition

     BioForce has a limited operating history and has not recorded operating profits since its inception and SRVI has been inactive for several years. Continuing losses may exhaust our capital resources and force us to discontinue operations.
     ---------------------------------------------------------------------------
     BioForce was incorporated in August 2001, has a limited operating history and incurred net losses since inception. SRVI has been inactive for several years and has a net stockholders' deficit of $42,737 as of September 30, 2005. The potential for us to generate profits following the completion of the acquisition depends on many factors, including the following:

     o our ability to secure adequate funding to complete ongoing research and to develop commercially viable products for our technology;

     o the size and timing of future customer orders, milestone achievement, product delivery and customer acceptance, if required;

     o   success   in   developing,    maintaining   and   enhancing   strategic
         relationships with potential customers;

     o   our ability to protect BioForce's intellectual property;

     o actions by competitors towards the development and marketing of technologies and products that will compete directly with ours;

     o   the costs of maintaining and expanding operations; and

     o   our ability to attract and retain a qualified work force.

We cannot assure you that following the acquisition of BioForce we will achieve any of the foregoing factors or realize profitability in the immediate future or at any time.

     BioForce has had a significant working capital deficit, which makes it more difficult to obtain capital necessary for its business and which may have an adverse effect on our future business following the acquisition.
     ---------------------------------------------------------------------------
     BioForce has historically had a working capital deficit and is in need of additional funding. If after completion of the acquisition transaction, all of BioForce's current liabilities were to become due at the same time, without the anticipated financing that we are attempting to finalize, we would be unable to pay them in full, which would most likely have a material negative impact on our business and future prospects.

     If BioForce cannot achieve commercial application of its NanoArrayer(TM) System and related technology, we may not achieve profitability.
     ---------------------------------------------------------------------------
     The development of a market for the BioForce NanoArrayer(TM) System and other technologies is dependent, in part, upon the on development of a market for tools that enable aspects of the emerging nanotechnology industry as well as entry into existing markets in biotechnology. This development may be impacted by many factors including, but not limited to the following:

     o   introduction of an alternative disruptive technology;

     o    inability to finalize key partnership transactions;

     o    lack of acceptance of NanoArrayer(TM) technology;

     o   emergence of new competitive technologies and products; and

     o inability to evolve rapidly enough to keep pace with the needs of the industry.

     If we fail to develop sufficiently attractive commercial uses for the BioForce technologies, or if we are unable to produce competitive products, we may not achieve profitability.

     Certain government regulations concerning approval of technology based products may negatively impact our business following the acquisition of BioForce.
     ---------------------------------------------------------------------------
     It may be necessary for certain products developed from our technology to be approved by the Federal government. Also, the government has certain rights to freely use intellectual property, the development of which was subsidized in par or wholly by funding received from a government agency. Government regulations concerning approval of diagnostic concepts, chips, devices and other matter related to our technology and products may be burdensome and costly and could negatively impact our business following the acquisition of BioForce. We do not know the extent to which any such regulations may impact the BioForce business or the businesses of its customers' businesses. Any new regulation may increase costs and could reduce our potential to be profitable following completion of the merger.

     The industry in which BioForce operates is highly competitive and could affect our results of operations, which would make profitability even more difficult to achieve and sustain.
     ---------------------------------------------------------------------------
     The nanotechnology industry is highly competitive and is marked by rapid technological growth. Other competitors and potential competitors include NanoInk (DPN), Affymetrix, Agilent, Novascan and other companies involved in microarrays, nanolithography and related areas. Many existing and potential competitors have greater financial resources, larger market share, and larger production and technology research capability, which may enable them to establish a stronger competitive position than we have, in part through greater marketing opportunities and challenges to our intellectual property. If we fail to address competitive developments quickly and effectively, we will not be able to grow our business or remain a viable entity.

     Our business could be adversely affected by any adverse economic developments in the nanotechnology industry and/or the economy in general.
     ---------------------------------------------------------------------------
     BioForce depends on the perceived demand for the application of its technology and resulting products. These products are focused on applications and customers in nanotechnology and biotechnology. Therefore, our business is susceptible to downturns in the nanotechnology and biotechnology industries and the economy in general. Any significant downturn in the market or in general economic conditions would likely hurt our business.

     If BioForce fails to keep up with changes affecting its technology and the markets that it will ultimately service, it will become less competitive and thus adversely affect future financial performance.
     ---------------------------------------------------------------------------
     In order to remain competitive and serve its potential effectively, BioForce must respond on a timely and cost-efficient basis to changes in technology, industry standards and procedures and customer preferences. BioForce needs to continuously develop new technology, products and services to address new technological developments. In some cases these changes may be significant and the cost to comply with these changes may be substantial. We cannot assure you that we will be able to adapt to any changes in the future or that we will have the financial resources to keep up with changes in the marketplace. Also, the cost of adapting BioForce's technology, products and services may have a material and adverse effect on our operating results.

     Our business could be adversely affected by local, state, national, international laws or regulations.
     ---------------------------------------------------------------------------
     BioForce's future success depends in part on laws and regulations that exist, or are expected to be enacted around the world. These laws and regulations could negatively affect our business and anticipated revenues. BioForce cannot guarantee a positive outcome in direction, timing, or scope of laws and regulations that may be enacted which will affect its business.

     Our future success depends on retaining BioForce's existing key employees and hiring and assimilating new key employees. The loss of key employees or the inability to attract new key employees could limit our ability to execute our growth strategy, resulting in lost sales and a slower rate of growth.
     ---------------------------------------------------------------------------
     Our future success depends in part on our ability to retain BioForce's key employees including its executive officers. Although following the acquisition we expect to have employment agreements with these executives, each executive may be able to terminate his or her agreement at any time. We anticipate obtaining, "key man" insurance for one or more of our key executives. It would be difficult for us to replace any one of these individuals. In addition, as we grow we may need to hire additional key personnel. We may not be able to identify and attract high quality employees or successfully assimilate new employees into our existing management structure.

     BioForce's business plan and our future growth strategy anticipate that we may possibly make targeted strategic acquisitions. A future acquisition may disrupt our business, dilute stockholder value or distract management's attention from operations.
     ---------------------------------------------------------------------------
     Unless BioForce can develop its present technology or newly acquired technology into marketable products, our ability to generate revenue may be hindered and our ability to achieve profitability will be slow and difficult. A possible strategy is to acquire new technology or products through targeted strategic acquisitions. If we attempt and fail to execute on this strategy, our revenues may not increase and our ability to achieve significant profitability will be delayed. Prior to this time, BioForce's ability to make strategic acquisitions has been hampered by its limited capital resources and the lack of a public market for its stock.

     We may not be able to identify any appropriate targets or acquire them on reasonable terms. Even if we make strategic acquisitions, we may not be able to integrate these technologies, products and/or businesses into our existing operations in a cost-effective and efficient manner.

     We may be unable to protect our intellectual property adequately or cost effectively, which may cause us to lose market share or reduce prices.
     ---------------------------------------------------------------------------
     Our future success depends in part on BioForce's ability to protect and preserve its proprietary rights related to its technology and resulting products. We cannot assure you that we will be able to prevent third parties from using our intellectual property rights and technology without our authorization. Although BioForce has filed for several patents and intends to aggressively pursue efforts to obtain patent protection for its technology, it will also rely on trade secrets, common law trademark rights and trademark registrations. BioForce will also employ confidentiality and work for hire, development, assignment and license agreements with employees, consultants, third party developers, licensees and customers. However, these measures afford only limited protection and may be flawed or inadequate. Also, enforcing intellectual property rights could be costly and time-consuming and could distract management's attention from operating business matters.

     BioForce's intellectual property may infringe on the rights of others, resulting in costly litigation.
     ---------------------------------------------------------------------------
     In recent years, there has been significant litigation in the United States involving patents and other intellectual property rights. In particular, there has been an increase in the filing of suits alleging infringement of intellectual property rights, which pressure defendants into entering settlement arrangements quickly to dispose of such suits, regardless of their merits. Other companies or individuals may allege that we infringe on their intellectual property rights. Litigation, particularly in the area of intellectual property rights, is costly and the outcome is inherently uncertain. In the event of an adverse result, we could be liable for substantial damages and we may be forced to discontinue our use of the subject matter in question or obtain a license to use those rights or develop non-infringing alternatives. Any of these results would increase our cash expenditures, adversely affecting our financial condition.

     We may not be able to manage our growth effectively, which could adversely affect our operations and financial performance.
     ---------------------------------------------------------------------------
     The ability to manage and operate our business as we execute our development and growth strategy will require effective planning. Significant rapid growth could strain our management and internal resources, and other problems that could adversely affect our financial performance. We expect that BioForce's efforts to grow will place a significant strain on personnel, management systems, infrastructure and other resources. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth and a failure to achieve or sustain profitability.

     Being a public company involves increased administrative costs, which could result in lower net income and make it more difficult for us to attract and retain key personnel.
     ---------------------------------------------------------------------------
     As a public company, we incur significant legal, accounting and other expenses that BioForce did not incur as a private company. In addition, the Sarbanes-Oxley Act of 2002 as well as new rules subsequently implemented by the SEC, have required changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. For example, in connection with being a public company, we may have to create several board committees, implement additional internal controls and disclose controls and procedures, retain a transfer agent and financial printer, adopt an insider trading policy and incur costs relating to preparing and distributing periodic public reports in compliance with our obligations under securities laws. These new rules and regulations could also make it more difficult for us to attract and retain qualified executive officers and members of our board of directors, particularly to serve on our audit committee.

Risks Relating to Ownership of SRVI Common Stock

     Purchasers of our common stock pursuant to the private offering will be given the limited opportunity to have their shares registered with the SEC. This would make more shares available for trading in the public market and could have a negative effect on our stock price.
     ---------------------------------------------------------------------------
     We expect that the anticipated sale of common stock pursuant to the private offering will include limited registration rights for purchasers of the shares. Accordingly, we may within the next 6 months, file a registration statement with the SEC to register these shares. Upon effectiveness of the registration statement, these shares will be able to be sold freely into the public trading market. If a significant number of these shares are placed for sale into the market, the price of our stock could go down.

     We cannot assure you that there will be an active trading market for our common stock and it could be difficult for holders of our common stock to liquidate their shares.
     ---------------------------------------------------------------------------
     Even though our common stock is expected to continue to be quoted on the OTC Bulletin Board, we cannot predict the extent to which a trading market will develop or how liquid that market might become. Also, most shares outstanding after the acquisition of BioForce, including those issued pursuant to the acquisition, will be "restricted securities" within the meaning of Rule 144 promulgated by the SEC and will therefore be subject to certain limitations on the ability of holders to resell such shares. Because only a small percentage of our outstanding shares are freely tradeable in the public market, the price of our shares could be volatile and liquidation of a person's holdings may be difficult. Thus, holders of our common stock may be required to retain their shares for a long period of time. None of our outstanding common shares have been registered under federal or state securities laws, nor will we register the shares issued pursuant to the acquisition transaction. Accordingly, restricted shares may not be sold or otherwise transferred without registration or reliance upon a valid exemption from registration.

     We do not anticipate paying dividends in the foreseeable future. This could make our stock less attractive to potential investors.
     ---------------------------------------------------------------------------
     We anticipate that we will retain any future earnings and other cash resources for future operation and development of our business and do not intend to declare or pay any cash dividends in the foreseeable future. Any future payment of cash dividends will be at the discretion of our board of directors after taking into account many factors, including our operating results, financial condition and capital requirements. Corporations that pay dividends may be viewed as a better investment than corporations that do not.

     Future sales or the potential for sale of a substantial number of shares of our common stock could cause our market value to decline and could impair our ability to raise capital through subsequent equity offerings.
     ---------------------------------------------------------------------------
     Sales of a substantial number of shares of our common stock in the public markets, or the perception that these sales may occur, could cause the market price of our common stock to decline and could materially impair our ability to raise capital through the sale of additional equity securities. Once the acquisition of BioForce is completed and assuming the maximum number of Shares is sold in this offering, in addition to the 23,999,950 shares of our common stock actually issued and outstanding, there will be approximately another 7.5 million shares of common stock reserved for future issuance as follows:

     o approximately 2,537,565 shares reserved for issuance upon conversion of currently outstanding BioForce options and warrants; and

     o 5.0 million shares reserved for issuance under our new equity incentive plan.

     The authorization and issuance of blank-check preferred stock may prevent or discourage a change in our control or management.
     ---------------------------------------------------------------------------
     Our amended articles of incorporation will authorize the board of directors to issue up to 10 million shares of preferred stock without stockholder approval having terms, conditions, rights, preferences and designations as the board may determine. The rights of the holders of our common stock will be subject to, and may be adversely affected by the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging a person from acquiring a majority of our outstanding common stock.

     It may be difficult for a third party to acquire us, and this could depress our stock price.
     ---------------------------------------------------------------------------
     Under Nevada corporate law, we are permitted to include or exclude certain provisions in our articles of incorporation and/or by-laws that could discourage information contests and make it more difficult for you and other stockholders to elect directors and take other corporate actions. As a result, these provisions could limit the price that investors are willing to pay in the future for shares of our common stock. For example:

     o Without prior stockholder approval, the board of directors has the authority to issue one or more classes of preferred stock with rights senior to those of common stock and to determine the rights, privileges and inference of that preferred stock;

     o Under Nevada law, we are not required to provide for, and our by-laws do not provide for, cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates; and

     o   Stockholders cannot call a special meeting of stockholders.

     Trading in our shares may be subject to certain "penny stock" regulation which could have a negative effect on the price of our shares in the public trading market.
     ---------------------------------------------------------------------------
     Public trading of our common stock on the OTCBB may be subject to certain provisions, commonly referred to as the penny stock rule, promulgated under the Securities Exchange Act of 1934. A penny stock is generally defined to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. If our stock is deemed to be a penny stock, trading in our stock will be subject to additional sales practice requirements on broker-dealers. These may require a broker dealer to:

     o make a special suitability determination for purchasers of penny stocks;

     o receive the purchaser's written consent to the transaction prior to the purchase; and

     o deliver to a prospective purchaser of a penny stock, prior to the first transaction, a risk disclosure document relating to the penny stock market.

     Consequently, penny stock rules may restrict the ability of broker-dealers to trade and/or maintain a market in our common stock. Also, many prospective investors may not want to get involved with the additional administrative requirements, which may have a material adverse effect on the trading of our shares.

                     AMENDMENT TO ARTICLES OF INCORPORATION

     On November 30, 2005, our board of directors voted unanimously to authorize and recommend that in connection with the acquisition of BioForce, our stockholders approve an amendment to our articles of incorporation. This amendment was also approved by our two controlling stockholders, acting by written consent.

Change in Authorized Shares

     Upon filing of the amended articles of incorporation, the total number of shares that we will be authorized to issue will increased to add 10 million shares of preferred stock, par value $0.001 per share.

     The amended articles of incorporation will provide that the board of directors has the flexibility to set new classes, series, and other terms and conditions of the preferred shares. Preferred shares may be issued from time to time in one or more series in the discretion of the board of directors. The board has the authority to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

     Preferred shares may be issued in the future by the board without further stockholder approval and for such purposes as the board deems in the best interest of our company including future stock splits and split-ups, stock dividends, equity financings and issuances for acquisitions and business combinations. In addition, such authorized but unissued common and preferred shares could be used by the board of directors for defensive purposes against a hostile takeover attempt, including (by way of example) the private placement of shares or the granting of options to purchase shares to persons or entities sympathetic to, or contractually bound to support, management. We have no such present arrangement or understanding with any person. Further, the common and preferred shares may be reserved for issuance upon exercise of stock purchase rights designed to deter hostile takeovers, commonly known as a "poison pill."

     The flexibility granted to the board in specifying the rights and preferences of various series of preferred stock could similarly be used in designing classes of preferred stock that could act as an effective deterrent or defensive tool in a takeover situation. One such tool might be the creation of voting and other impediments that might frustrate persons attempting to gain control of our company. Such uses of authorized and unissued stock might make any takeover attempt more difficult and could deprive stockholders of the ability to realize above present market premiums, which often accompany such takeover attempts. There are currently no shares of preferred stock outstanding and we do not have any present intention of issuing any such shares in the immediate futures.

Name Change

     Upon the filing of the amended articles of incorporation with the Nevada Secretary of State, which will occur upon the closing of the merger agreement, our corporate name will be changed to "BioForce Nanosciences Holdings, Inc." The new name will reflect our change in business. On November 30, 2005, our board of directors voted unanimously to authorize the name change and recommend that our stockholders approve the proposal. The name change was approved by the written consent of the controlling stockholders.

         BIOFORCE NANOSCIENCES HOLDINGS, INC. 2006 EQUITY INCENTIVE PLAN

     In connection with the acquisition of BioForce, we have adopted an equity incentive plan to be put into effect at the effective time of the merger. The equity incentive plan has been unanimously approved by our board of directors and by the written consent of stockholders holding a majority of our outstanding common shares. The purpose of the plan is to encourage and enable officers, directors and key employees to remain with and devote their best efforts to the business of our company, thereby advancing the interests of our stockholders. Accordingly, we may make awards under the plan subject to certain restrictions set forth in the plan.

     The following is a brief summary of the equity incentive plan, the form of which is attached hereto as Appendix B, and is qualified in its entirety by reference to the equity incentive plan.

Administration of the Plan

     The equity incentive plan will be administered by a committee appointed by the board of directors. The committee is authorized, subject to the provisions of the plan, to establish such rules and regulations as it deems necessary for the administration of the plan and to make determinations and interpretations in connection with the plan as it deems necessary or advisable. All determinations and interpretations made by the committee will be binding and conclusive. No member of the committee will be liable for any action or determination made in good faith with respect to the plan, any rule, regulation or procedure adopted pursuant to the plan or any awards granted under the plan.

Types of Awards

     The committee overseeing the plan will have the authority to determine which persons will be granted awards under the plan, the number of shares of common stock subject to each award, the form of each award and the exercise price of any option given as an award. Awards under the plan may be granted in any one or a combination of stock grants, non-statutory stock options and incentive stock options. All awards under the plan will also be subject to such additional restrictions, terms and conditions, if any, as may be determined by the committee.

Eligibility to Receive Awards

         The committee will determine and designate those persons to whom awards may be granted under the plan. Officers and other employees, including employees who are also directors of the company or any of its subsidiaries or affiliates, are eligible to receive stock grants, incentive stock options and non-statutory stock options. Incentive stock options may not be awarded to outside directors.

Stock Available for Awards

     Awards may be made under the equity incentive plan for up to 5 million shares of common stock, which, if all shares are issued, would represent approximately 20% of the total number of shares of common stock outstanding after the merger, without giving effect to the issuance of additional shares in connection with our anticipated financing.

Adjustments

     We are required to make appropriate adjustments or substitutions in connection with the equity incentive plan and any outstanding awards to reflect any stock split, stock dividend, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares and other similar changes in capitalization. All adjustments or substitutions are to be made in order to prevent dilution or enlargement of the rights of the participants.

Amendment or Termination

     Our board of directors, in its discretion, may terminate, modify or amend the plan at any time in any respect. The board may also determine whether stockholder approval of any amendment may be advisable for any reason. Any termination, modification or amendment may not affect the rights of participants under an outstanding award, except the board may, prior to a change in control of the company, terminate the plan and make a cash payments to all participants with respect to options. Such payment will equal the difference between the fair market value of the common stock on the date of the change in control and the exercise price per share of an option on the date of grant.

Federal Income Tax Consequences

     Certain tax information related to the equity incentive plan will be provided to participants in the plan. Tax consequences may vary depending upon the terms and conditions of a specific award under the plan. Typically, the tax consequence to us when a stock award is made is that the recipient is deemed to have compensation income.

                          AGREEMENT AND PLAN OF MERGER

     The following is only a summary of the material provisions of the agreement and plan of merger, dated as of November 30, 2005 and amended by an addendum dated as of December 23, 2005, by and among BioForce, Silver River and Silver River Acquisitions. The merger agreement is attached to this information statement as Appendix C. Please read the agreement in its entirety.

     On November 30, 2005 we entered into an agreement and plan of merger with BioForce Nanosciences, Inc., a Delaware corporation, which agreement was revised subsequently by an addendum dated as of December 23, 2005. Our two controlling stockholders, Edward F. Cowle and H. Deworth Williams, are also parties to the agreement by making certain representations, warranties and covenants therein. The acquisition of BioForce is to be accomplished through the merger of our newly created, wholly owned subsidiary, Silver River Acquisitions, Inc., with and into BioForce with BioForce being the survivor of the merger. Under the agreement, 13,397,425 shares of BioForce common stock issued and outstanding immediately prior to the effective time of the merger, which amount includes shares to be issued by BioForce prior to the Closing upon the conversion of certain outstanding options and warrants to acquire shares of Bio Force common stock, will be converted into the right to receive an aggregate of 16 million shares (post-split) of Silver River common stock. Accordingly, each one (1) share of BioForce common stock is to be converted into the right to receive
1.19426 shares of Silver River common stock.

     In connection with the acquisition, we will also amend our articles of incorporation to (a) add shares of preferred stock to our authorized capitalization, and (b) change our corporate name to "BioForce Nanosciences Holdings, Inc." We are also adopting a new equity incentive plan.

     Upon the closing of the acquisition, current stockholders of BioForce will own approximately 80% of our issued and outstanding common stock, and our current stockholders will own approximately 20%. The percentage for our stockholders will be diluted further with the sale of the minimum number of shares pursuant to our private placement, which is a condition to the closing. The purpose of the acquisition is to allow us to acquire and carry on the business of BioForce. It is anticipated that becoming a publicly held reporting company will enhance BioForce's business visibility and ability to attract and use additional sources of capital.

     On November 30, 2005, Edward F. Cowle and H. Deworth Williams, the controlling stockholders of Silver River, beneficially owned 1,746,610 of the outstanding 1,999,975 shares of common stock, representing approximately 87% of the outstanding shares. The controlling stockholders have, in connection with the transactions contemplated by the merger agreement, executed a written consent to take the following actions:

     o authorize an amendment to our articles of incorporation, which will add preferred stock to our authorized capitalization and change our corporate name to "BioForce Nanosciences Holdings, Inc."; and

     o   approve the adoption of a new equity incentive plan.

     Pursuant to Nevada law and the rules and regulations of the Exchange Act, we are hereby notifying our stockholders of the approval of the foregoing matters and filing this information statement with the SEC, which will be mailed to all stockholders of record as of the record date established therefore.

     The terms of the acquisition and agreement are more fully described below.


Background of the Acquisition of BioForce

     In August 2005, Harvey Kaye of Gulf Stream Capital contacted Edward F. Cowle who, at the time, was our largest stockholder, regarding the possibility of BioForce becoming a public company. Mr. Kaye has been associated with BioForce since 2001 and had presented to its board of directors the possible strategy of BioForce becoming a public company by merging with or being acquired by an existing public shell company. When the principals of BioForce indicated an interest in the strategy, Mr. Kaye contacted Mr. Cowle whom he knew to have experience in taking private companies public. Mr. Cowle did have prior knowledge of BioForce and its business.

     Mr. Cowle said that he would present the BioForce business plan to Silver River's management and explore the possibility of Silver River acquiring BioForce. Mr. Cowle began discussions with Eric Henderson, CEO of BioForce, and over the next several weeks BioForce and Silver River exchanged information about their respective companies and, following several discussions among the parties, a non-binding term sheet was entered into on October 31, 2005 setting forth the proposed terms for the acquisition of BioForce by Silver River. In approving the term sheet, our board of directors considered the merits of the proposed transaction and potential benefits to our stockholders. The board also authorized Mr. Cowle to assist in the ongoing negotiations with BioForce in order to ultimately consummate the acquisition. Mr. Cowle was subsequently appointed to our board and named President in December 2005. Because negotiations were ongoing and the term sheet was not binding, it was determined that in the best interest of all concerned, the proposed transaction would be kept confidential until a definitive agreement could be drafted and executed by the parties.

     In November 2005, legal counsel for the two companies began to prepare the necessary agreements and accompanying documents to formalize the understanding between the parties. Also, financial statements for both companies had to be completed and audited as necessary. Silver River proceeded to create in the State of Nevada, Silver River Acquisitions, Inc. as a wholly owned subsidiary for the sole purpose of facilitating the acquisition of BioForce and, on November 30, 2005, the parties completed and executed the agreement and plan of merger, which was also ratified by our board on that date. It was determined that we would structure the acquisition to have BioForce merge with our subsidiary, Silver River Acquisitions, and to complete the transactions and other related actions set forth in the merger agreement by approximately February 15, 2006.

     We then filed with the SEC on December 1, 2005 a current notice on Form 8-K reporting the execution of the merger agreement. On December 23, 2005, the parties slightly modified the merger agreement and executed an addendum on that date to reflect the changes. Also on December 23, 2005, we commenced the private placement of up to 4 million shares of our common stock, which offering is contingent on raising the minimum amount of $2.5 million and the acquisition of BioForce closing. All proceeds from the sale of our shares will be held in escrow pending the sale of the minimum amount and the closing of the acquisition.

     We then proceeded to prepare and file with the SEC a preliminary copy of this information statement anticipating that the definitive information statement would be prepared and mailed to stockholders on or about the date set forth herein.

Silver River's Reasons for the Acquisition

     In considering and approving the acquisition of BioForce and agreement and plan of merger, our board of directors considered various factors including:

     o   our current lack of assets and of business operations;

     o   our prospects for the future;

     o BioForce's promising technology, business plan and prospects for growth and expansion; and

     o anticipated increase in our stockholder values as a result of the acquisition of BioForce.

     In agreeing to the acquisition agreement, our board believes that the relinquishment of control to BioForce's stockholders and management and adoption of BioForce's assets and operations will eventually add value to Silver River and will benefit our stockholders. Our board reached this conclusion after analyzing BioForce's operations, prospects and managerial resources, which are described in more detail herein, and believes that acquiring BioForce's growth potential by means of an acquisition is the best opportunity to increase value to our stockholders.

BioForce's Reasons for Being Acquired by Silver River

     In considering and voting upon the acquisition and agreement and plan of merger, BioForce's board of directors considered the following:

     o BioForce's financial condition, financial projections and the economic and market conditions affecting BioForce;

     o increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Silver River;

     o   increased visibility in the financial community;

     o   enhanced access to the capital markets;

     o   improved transparency of operations; and

     o perceived credibility and enhanced corporate image of being a publicly traded company.

     Neither Silver River nor BioForce retained the services of an investment banker or requested a fairness opinion in connection with the acquisition transaction.

     The above discussion of the material factors considered by Silver River's and BioForce's boards of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the acquisition and the merger agreement, the boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

Material Terms of the Agreement and Plan of Merger

     Subject to the terms and conditions of the merger agreement and addendum thereto, at the effective time of the merger, our subsidiary, Silver River Acquisitions, will merge with and into BioForce, the separate corporate existence of Silver River Acquisitions will cease and we will become the parent corporation of BioForce. As a condition to the closing, we have agreed to have secured at the closing, no less than $2.5 million in financing from our private placement. Also prior to the closing of the agreement we will effect a forward stock split of our issued and outstanding shares on a 2 shares for 1 share basis. At the effective time of the merger, we will issue an aggregate of 16 million shares of common stock (post-split) to the BioForce stockholders in exchange for 100% of the issued and outstanding shares of BioForce capital stock.

     Immediately prior to the effective time of the merger, we will file amended articles of incorporation that will change our corporate name to "BioForce Nanosciences Holdings, Inc." as a result of the acquisition.

     At the effective time of the merger, those members of the BioForce board of directors holding office immediately prior to the effective time will remain as the members of the board of directors of our newly acquired subsidiary, BioForce, as the surviving corporation of the merger. Also, those persons holding offices of BioForce at the effective time, will continue to hold the same offices of the surviving corporation.

     Additionally at the effective time, the directors of Silver River will nominate and elect to the board of directors three persons designated by BioForce. Simultaneously, Silver River will cause all of the persons then serving as directors and officers immediately prior to the closing of the transaction to resign from all of their respective positions with Silver River, effective immediately upon the closing of the acquisition.

Effective Time of the Merger

     The merger agreement provides that, subject to the approval of the BioForce stockholders and satisfaction or waiver of other conditions, the merger will be consummated by filing a certificate of merger and any other appropriate documents, in accordance with the relevant provisions of the NRS, with the Secretary of State of Nevada and Delaware. We expect the merger to be consummated promptly after fulfilling the terms and conditions of the agreement.

     We anticipate that the closing will take place at a mutually agreed upon time, but no later than five (5) days after all conditions precedent have been met satisfied or waived and all required documents have been delivered. The parties have agreed to use their reasonable commercial efforts to cause the closing to occur on or before January 30, 2006 .

Consideration

     Common Stock of BioForce. Upon consummation of the acquisition, each share of outstanding BioForce common stock will be converted into the right to receive
1.19426 shares (post-split) of Silver River common stock. Accordingly, following the exchange, 13,397,425 shares of BioForce common stock held by its current stockholders, will be converted into an aggregate of 16 million shares of our common stock.

     Also, at the effective date of the merger, our controlling stockholders Messrs. Cowle and Williams, and/or their assigns, will be entitled to receive from Silver River and BioForce a one-time fee of $250,000. The cash fee will not be payable until such time as Silver River and BioForce complete the minimum financing pursuant to our private placement of at least $2.5 million.

     As a result of the transaction, the shares of BioForce capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist. The BioForce stockholders immediately prior to the closing, will cease to have any rights with respect to such stock, except the right to receive shares of the Silver River common stock described above.

Representations  and Warranties

     The merger agreement contains customary representations and warranties of the parties. The representations and warranties to BioForce by Silver River, and Silver River Acquisitions and Messrs. Cowle and Williams relate to, among other things:

     o   organization, standing, corporate power and similar corporate matters;
     o authorization, execution, deliver and enforceability of the merger agreement;
     o   valid issuance of our common stock;
     o   capital structure;
     o   accuracy of financial statements and other information;
     o   absence of certain adverse changes;
     o   absence of litigation;
     o   absence of liabilities or claims not previously disclosed;
     o   timely filing of all required tax returns;
     o   delivery of all requested information;
     o   material contracts;
     o   status of employees or independent contractors;
     o compliance with the federal securities laws, including the applicable provisions of the Sarbanes-Oxley Act of 2002, and the accuracy of all information filed with the SEC;
     o   absence of employee benefit plans;
     o   absence of environmental claims;
     o   compliance with all applicable laws; and
     o   absence of any untrue statement of a material fact.

     BioForce's representations and warranties to Silver River and Silver River Acquisitions relate to, among other things:

     o   organization, standing, corporate power and similar corporate matters;
     o authorization, execution, deliver and enforceability of the merger agreement;
     o   valid issuance of BioForce capital stock;
     o   capital structure;
     o   accuracy of financial statements and other information;
     o   absence of certain adverse changes;
     o   absence of litigation;
     o   absence of liabilities or claims not previously disclosed;
     o   timely filing of all required tax returns;
     o   delivery of all requested information;

     o   material contracts;
     o   compliance with all applicable laws;
     o accuracy of information provided to Silver River for inclusion in any filing by us with the SEC; and
     o   absence of any untrue statement of a material fact.

     The representations and warranties contained in the merger agreement will survive and continue in full force and effect for a period of two years after the effective time of the merger.

Certain Covenants of the Parties

     The parties to the merger agreement have agreed to take certain actions prior the closing, including the following:

     o The parties are entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as the investigating party deems necessary. All information is to be kept confidential and is not to be used in any manner inconsistent with the transactions contemplated by the agreement. It is a condition to BioForce's obligation to consummate the transactions contemplated by the agreement that it shall have completed its financial and legal due diligence investigation of Silver River with results thereof satisfactory to BioForce in its sole discretion.

     o Prior to the closing, any written news releases or public disclosure by either party pertaining to the agreement or transactions contemplated thereby, is to be submitted to the other party for its review and approval prior to such release or disclosure.

     o We have agreed that except as contemplated by the merger agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of our common stock, and that we and Silver River Acquisitions will conduct no business, prior to the closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated by the agreement.

     o We are required to give notice of and submit for action by written consent of our stockholders:

         (a) the amended articles of incorporation that will

             (i) add preferred shares to our authorized capitalization, and

             (ii) change of our corporate name;

         (b) a new equity incentive plan reserving 5 million shares our common stock for issuance thereunder.

     Also, as promptly as practicable, we are to prepare and file with the SEC a preliminary information statement relating to the matters stated above and use our reasonable best efforts to

         (a) obtain and furnish the information required to be included by the SEC in the definitive information statement and, after consultation with BioForce, respond promptly to any comments made by the SEC with respect to the preliminary information statement and cause the definitive information statement to be mailed to our stockholders as promptly as practicable following clearance from the SEC; and

          (b) obtain the necessary approval of matters stated above by our stockholders.

     o Except as required by law, we and Silver River Acquisitions will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the agreement not being satisfied.

     o Our common stock will continue to be approved for quotation on the OTC Bulletin Board, and we will continue to satisfy throughout the period from the date of the merger agreement through the closing date:

         (a) our filing requirements under Section 13 of the Exchange Act; and

         (b) the requirements of Rule 15c2-11 a s promulgated by the SEC under the Exchange Act.

     o Each party shall conduct its respective business only in the usual and ordinary course and the character of such business will not be changed nor shall any different business be undertaken;

Conditions of the Agreement and Plan Merger

     The respective obligations of BioForce, Silver River and Silver River Acquisitions to complete the merger are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as:

     o   the accuracy of all representations and warranties;

     o the performance and compliance with all covenants, agreements and conditions;

     o   the delivery of certificates, documents and legal opinions; and

     o   the ability to complete the merger under applicable state laws.

     In addition to the  foregoing,  the  obligation of BioForce to complete the
transaction  is  subject  to  the   satisfaction  or  waiver  of  the  following
conditions:

     o Stockholders of BioForce are to deliver to Silver River an investment letter agreeing, among other things, that the shares of Silver River common stock to be issued pursuant to the acquisition of BioForce are, among other things, being acquired for investment purposes and not with a view to public resale, being acquired for each investor's own account, and that the shares of our common stock are restricted and may not be resold, except in reliance of an exemption under the Securities Act.

     o The amended articles of incorporation of Silver River and the new equity incentive plan shall have been approved by the requisite vote of our stockholders, and the amended articles of incorporation shall have been filed in accordance with the applicable requirements of Nevada law.

     o At the closing, all directors and officers of Silver River and Silver River Acquisitions shall have resigned from their positions as directors and officers of Silver River and Silver River Acquisitions, respectively, effective upon the election and appointment of the BioForce nominees to the Silver River board.

     o The shares of our common stock to be issued to the BioForce stockholders will be validly issued, nonassessable and fully paid under the applicable provisions of Nevada law and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

     o BioForce shall have received all necessary and requisite approvals and consents from all required parties and from its stockholders.

     o BioForce shall have completed its financial and legal due diligence investigation of us.

     o Silver River will have secured at the closing, no less than $2.5 million in financing from our private placement.

     The obligation of Silver River to complete the agreement and transactions contemplated thereby is also subject to:

     o the availability of an exemption from registration under the Securities Act and the securities laws of the various states of residence of BioForce's stockholders for issuance of the shares of our common stock to be issued under the terms of the agreement; and

     o the receipt by Silver River of investment letters from BioForce's stockholders.

Termination

     Termination by either BioForce or Silver River The merger agreement may be terminated at any time prior to consummation of the merger by either BioForce or Silver River:

     o   By mutual written consent;

     o If the effective time of the merger has not occurred on or before February 15, 2006 (the "termination date"); provided, however, that the right to terminate is not available to any party whose failure to fulfill any obligation under the agreement has been the cause of or resulted in, the failure of the effective time to occur on or before the termination date;

     o If any governmental entity (i) has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the agreement, and such order, decree, ruling or other action has become final and nonappealable; or (ii) has failed to issue an order, decree or ruling or to take any other action, and such denial of a request to issue such order, decree, ruling or take such other action has become final and nonappealable; or

     o If the approvals of the respective stockholders of either Silver River or BioForce, if required, have not been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought.

     In addition to the foregoing, either party may terminate the agreement if the other party has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the agreement, such that the conditions to the completion of the acquisition of BioForce are not capable of being satisfied on or before the termination date.

     Effect of Termination. In the event of termination of the merger agreement by either Silver River or BioForce, the agreement will become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors, except for liability arising out of a breach or failure to perform the representations, warranties, covenants or other agreements contained in the agreement.

Cost and Expenses

     All costs and expenses in connection with the acquisition of BioForce will be paid by the party incurring these costs and expenses. BioForce has agreed to pay all legal expenses associated with the preparation and execution of the transaction documents and related agreements and documents contemplated thereby, including this information statement, up to a maximum of $50,000. We have agreed to pay all other expenses related to the preparation, printing and mailing of the information statement and all related filing and other fees paid to the SEC in connection with the transaction. We estimate that the total costs and expenses that we will pay in connection with the transaction will be approximately $10,000, which consists of professional fees, printing and mailing costs, filing fees and other miscellaneous expenses. BioForce will pay all costs and expenses it incurs in connection with the transaction.

Amendment

     The merger agreement may be amended at any time in writing signed by all parties before or after approval of the transaction by BioForce stockholders at its special meeting but, after such approval, no amendment shall be made which will require additional approval of BioForce stockholders under any applicable law without such approval.

Extension and Waiver

     At any time before the closing, each party to the merger agreement may extend the time for performance of any obligation or act of another party, waive any inaccuracies in the representations and warranties or waive compliance by the other party with any of the agreements or conditions contained in the agreement.

         CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE ACQUISITION

Change in Control

     A change of control of Silver River will occur as a result of the acquisition, pursuant to which the current stockholders of BioForce will become stockholders of Silver River and will own approximately 80% of the issued and outstanding shares of our common stock, without giving consideration to shares to be issued pursuant to the private placement.

Forward Stock Split

     The merger agreement provides that prior to the closing, we will effect a forward stock split of our issued and outstanding shares of common stock on a 2 shares for 1 share basis As a result of the stock split, the number of shares of our common stock outstanding will increase to 3,999,950 shares, but will not affect any stockholder's proportionate interest in Silver River prior to the closing of the transaction. The par value of our common stock will remain unchanged. While the aggregate par value of our outstanding common stock will be increased, our additional paid-in capital will be decreased by a corresponding amount. Therefore, the reverse split will not affect our total stockholders' equity.

     The forward stock split has been unanimously approved by our board of directors and is expected to be effected immediately before the closing, on or about January 30, 2006. We believe that the forward stock split is advisable because it will increase the number of total shares that are eligible to be traded in the public market. We further believe that the additional shares in the trading market will increase liquidity and result in a more orderly market for our shares.

     In addition to the 3,999,975 shares outstanding after the split, we will issue 16 million shares pursuant to the merger agreement, resulting in approximately 19,999,950 common shares outstanding. Following the increase of our authorized capitalization, we will have the corporate authority to issue nearly an additional 80 million shares of authorized but unissued common stock and 10 million shares of preferred stock. Of the unissued common stock, 2,537,565 shares will be reserved for issuance upon certain BioForce options and warrants currently outstanding, 5 million shares will be reserved for equity incentive plan and up to 4 million shares for issuance pursuant to the private placement. The remaining authorized and unissued shares, including 10 million shares of preferred stock, may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our company. Any decision to issue additional shares will reduce the percentage of our stockholders' equity held by our current stockholders and could dilute our net tangible book value.

Financing

     Private Placement
     -----------------

     The merger agreement provides that Silver River will use its best efforts to facilitate a private placement of up to 4 million shares of our common stock at the offering price of $1.50 per share on a $2.5 million minimum / $6 million maximum basis. We must realize at least $2.5 million from the private placement prior to closing the BioForce acquisition. Proceeds from the offering will be used by BioForce for research and product development, sales and marketing, capital expenditures, patents and intellectual property and working capital. Upon the closing of the minimum of $2.5 million from the private placement, the $250,000 fee payable to our controlling stockholders and/or their assigns under the terms of the agreement will be due and payable out of the proceeds of the private placement. The controlling stockholders will participate only as a finders in connection with the private placement will not negotiate or participate in the actual sale of any securities.

     The private placement will include a provision providing the opportunity for persons purchasing shares to subsequently have those shares registered with the SEC. Such registration rights will be at our discretion, pending the filing of a registration statement to register the shares. We will bear all expenses associated with the preparation and filing of the registration statement. Similar registration rights will also be given to certain BioForce stockholders and certain holders of restricted Silver River common shares. Upon the effectiveness of the registration statement, holders of the registered shares will be able to offer and sell the shares into the public trading market, unless such shares are held by a control person or affiliate of our company.

Certain Federal Income Tax Consequences

     Because no action is being taken in connection with the current outstanding shares of Silver River common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the transaction. It is expected that the issuance of our shares of common stock to BioForce stockholders pursuant to the transaction will be tax-free to those persons.

Accounting Treatment of the Acquisition

     The acquisition of BioForce is expected to be accounted for as a reverse acquisition in which BioForce is the accounting acquirer and Silver River is the legal acquirer. Current management of BioForce is expected to continue as the management of Silver River following the closing. Because the acquisition of BioForce is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the transaction are expected to be charged to expenses.

Appraisal Rights

     Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection with the approval by written consent of the amended articles of incorporation and other actions that may be contemplated in connection with the acquisition of BioForce and the merger agreement.

Interest of Certain Persons in the Acquisition Transaction

     Our controlling stockholders, Messrs. Cowle and Williams and/or their assigns, are entitled to receive a $250,000 fee that is being paid for services in connection with the acquisition of BioForce. The services are for bringing the parties together, negotiating the transaction and facilitating the acquisition of BioForce. Payment of this one-time fee is to be paid out of anticipated proceeds from the private placement of at least $2.5 million. Following the acquisition, the controlling stockholders will also own an aggregate of 850,805 shares of Silver River common stock (post-split), which will represent approximately 4.3% of the total outstanding share, without regard to the shares issued in the private placement.

Federal Securities Law Consequences

     The Silver River shares of common stock to be issued in connection with the acquisition of BioForce will not be registered under the Securities Act. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and/or Regulation D of the Securities Act or other available exemption. These shares are deemed "restricted securities" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

     After the acquisition is completed, we anticipate that the our common stock will continue to be listed on the OTC Bulletin Board, and that the trading symbol will be changed from "SRVV" to a symbol that will reflect the acquisition of BioForce and our new business. Certain outstanding shares of common stock, including those issued pursuant to the acquisition and the private placement, will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. Under the provisions of Rule 144, restricted securities may be sold into the public market, subject to holding period, volume and other limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of:

     o the average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or

     o   1% of the shares then outstanding.

     In order for a stockholder to rely on Rule 144, we must have available adequate current public information with respect to our business and financial status. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months and who has held restricted shares for at least two years, would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

     Under Rule 144, the one-year holding period will commence as of the effective time of the merger for stockholders of BioForce who receives shares of our common stock in the transaction. Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information about us.

Our Operations After the Acquisition of BioForce

     Following the acquisition of BioForce, we will become engaged in BioForce's current business. At the effective time of the merger, our directors and executive officers will resign and BioForce will appoint new directors and executive officers.

     We will continue to be a reporting company under the Exchange Act, continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. We do not expect in the immediate that our common stock will be listed on any national securities exchange or on The Nasdaq Stock Market, but will continue to be listed on the OTC Bulletin Board, under a new trading symbol. Our principal offices will be relocated to the same as the principal offices of BioForce located at 1615 Golden Aspen Drive, Suite 101, Ames, Iowa 50010.

           ANTICIPATED BUSINESS FOLLOWING THE ACQUISITION OF BIOFORCE

Business of BioForce Nanosciences, Inc.

     Following the acquisition of BioForce, it will become our wholly owned subsidiary that will include all of BioForce's business, assets, operations and liabilities. BioForce was founded in 1994 by Dr. Eric Henderson, a pioneer in the biological applications of Atomic Force Microscopy (AFM), for the purpose of refining and commercializing radical advances in the miniaturization of bioanalytical systems. Presently BioForce maintains its office and laboratories at 1615 Golden Aspen Drive, Suite 101, Ames, Iowa 50010, and its telephone number is (515) 233-8333. BioForce also maintains a website at www.bioforcenano.com.

     BioForce owns patented and patent-pending technology for ultramicro- and nanoscale placement and patterning of active biomolecules and other materials at discrete locations on silicon chips and other surfaces to create "nanoarrays". It has the advantages of both early market entry and what BioForce believes to be a strong patent estate, the latter of which includes nanoarrays of biomolecules. As the nanotechnology industry matures, BioForce will likely be well-positioned to profit from technology license arrangements and use of its flagship desktop molecular printer, the NanoArrayer(TM), by researchers, developers and manufacturers.

     BioForce has developed proprietary instrumentation, devices and methodologies for printing proteins and other biomolecules in their active forms onto a variety of surfaces with high precision in ultramicro (<15 microns) and nanoscale (<1,000 nanometers) domains. Readout of the interactions between printed biomolecules with other molecules or structures may be achieved by a number of methods, including both novel strategies (e.g., non-destructive surface profiling) as well as conventional approaches (e.g., fluorescence), thus providing NanoArrayer products with unique attributes for customers.

     The NanoArrayer(TM) System has the ability to position, print, and pattern a broad range of materials on silicon chips at the micrometer to nanometer spatial scale to produce ultraminiaturized biological sensors, biomedical tests and other ultraminiaturized devices. This ability addresses a fundamental requirement for the growth of the nanotechnology industry and overcomes some of the limitations of existing tools for surface encoding and modification at the ultramicro- and nanoscale. This powerful technology is formatted as a desktop system that is robust, modular, fully integrated, intuitive and easy to use. BioForce is one of the very few nanotechnology companies that has completed the product development cycle and is now focused on sales and marketing. This effort was supported by over $10 million in financing from various governmental agencies, Societe General Asset Management and other investors.

     In parallel with the development of the NanoArrayer(TM) System, BioForce has produced the patented ViriChip(TM) for multiplexed whole virus detection, and a prototype prostate specific antigen ("PSA") detection test using as few as four cells. BioForce can develop specialized chips for client-specific uses and/or BioForce's own direct sales. A number of external collaborations are also ongoing with, for example, Johns Hopkins Medical School (biosensors and single cell cancer studies), New Link Genetics (drug discovery) and ZS Genetics (high throughput gene sequencing and expression profiling). These collaborations illustrate how customers and partners can achieve new benefits using the breakthrough technology represented by the NanoArrayer(TM) System.

     Management believes that those companies that will enjoy early successes in nanotechnology will be those companies that create the fundamental tools and methodologies that enable future developments as the industry grows. In contrast to the expanding number of "nanotechnology" companies, many of which have no products on the horizon, BioForce has a history of product development and sales in the nanotechnology industry.

Technology Development

     The NanoArrayer(TM) System
     --------------------------

     BioForce's primary commercialization strategy is to sell the NanoArrayer(TM) System to a widely diversified group of users, including federal and academic scientific institutions and industrial organizations, such as biotechnology and pharmaceutical companies. The NanoArrayer(TM) System can be viewed as a desktop printer for molecules and materials. The NanoArrayer System uses proprietary consumable lines of microfabricated print cartridges (Surface Patterning Tools; SPT(TM)) and print substrates (Sindex(TM) Chips). Driven by the limitations of existing technologies, the requirement for academic, government and industrial researchers and product development teams to move to the ultramicro- and nanoscale will likely create a very attractive market for the NanoArrayer(TM) System.

     Successful adoption of the NanoArrayer(TM) System in the United States would likely open opportunities for the development of export markets. Following launch of the NanoArrayer(TM) in January 2005, BioForce has compiled a list of candidate customers, some of whom have requested formal price quotes and/or initiated fund raising activities for a purchase. List price per unit will likely start at around $125,000 and sales forecasts also include an ongoing requirement for consumable accessories for the NanoArrayer(TM) System.

     Other Future Technologies and Products
     --------------------------------------

BioForce anticipates parallel sales of NanoArrayer Systems and peripheral products. The latter includes:

     o   Consumable  and  AFM  Solutions  Products:   This  includes  BioForce's
         existing AFM Solutions (AFMS) product line, as well as customized Surface Patterning Tools (SPT(TM)) and chips (Sindex(TM))

     o ViriChip(TM) System: The ViriChip(TM) System is a proprietary ultramicroscale pathogen biosensor platform for detecting and identifying viruses. The ViriChip(TM) was developed using BioForce's patented NanoArrayer(TM) technology. BioForce will continue activities oriented toward establishing a license agreement with an existing diagnostics firm for commercialization of the ViriChip(TM) System for clinical and/or biodefense applications.

     o Custom NanoArrayer(TM)-enabled Services and Devices. BioForce will continue its activities geared toward developing contractual relationships for the production of NanoArrayer enabled chips and devices.

Nanotechnology Industry

     Nanotechnology is defined by the National Nanotechnology Initiative as "research and technology development at the atomic, molecular or macromolecular levels, in the length scale of approximately 1 to 100 nanometers." For comparative purposes, the diameter of a human hair is about 200,000 nanometers; the diameter of a hydrogen atom is about 1/10 of a nanometer.

     With the passage by Congress of the Nanotechnology Research and Development Act, authorizing $3.7 billion for nanotechnology development the US government acknowledged the importance of this new era. However, to achieve the long-term vision of nanotechnology, critical incremental steps must be taken in a practical manner. BioForce has developed the NanoArrayer(TM) System to enable the first steps toward the greater vision of nanotechnology. This point is made particularly clear in a recent article in Business Week:

     "So investors might keep in mind the old adage: In a gold rush, only the sellers of picks and axes are sure to profit. In the nano-rush, that would be the makers of microscopes and design software." (Beaming In On Nanogold by Adam Aston, Business Week v.122, June 27th 2005).

     BioForce is currently positioned to participate in two of the four market segments identified in a 2002 review by Punk, Ziegel & Company, which include:

     o   Instrumentation, Tools, Computer Simulation (NanoArrayer(TM))
     o   Life Sciences (ViriChip(TM), PSA on four cells, etc.)
     o   Materials (nanomaterials)
     o   Electronics/Information Technology and Optical Applications

Products

     NanoArrayer(TM) System
     ----------------------

     The  NanoArrayer(TM)  System  places  proteins  and  other  biological  and non-biological materials onto silicon chips and other surfaces with ultramicroscale spot sizes ranging from 15 microns to 1 micron and micrometer to nanometer scale spatial precision. BioForce believes that the technology can be further refined to create sub-micron feature sizes when desirable. BioForce also believes that Ultraminiaturized arrays and patterns of up to 10-50 domains or more can be readily produced and subsequently used as test sites for biomolecular interactions with minimal spatial and sample requirements. The complete system includes the NanoArrayer(TM) (the "printer"), SPTs(TM), the "print cartridges" and Sindex(TM) Chips (the "paper"). The system is controlled by user-friendly software with a graphical interface that is designed to retain significant depth for power users while providing a rapid learning cycle for day to day users. The entire system is modular to facilitate field maintenance and minimize production time and expense. This unique and patented technology was recognized in 2004 through the receipt of a Red Herring magazine "Top 100 Innovators Award." (http://www.redherring.com/EventsRhfWinners.aspx).

     In many contexts the advantages of transitioning from the microscale to the ultramicroscale and, ultimately, the nanoscale for biomedical and life sciences applications are profound. These include the obvious advantages of increased throughput, portability, and integration with lab-on-a-chip devices. Perhaps less obvious, but no less important, is the reduction in amount of sample required, making possible a detailed and meaningful biomedical analysis on just a few cells. This capability creates the opportunity for the development of minimally invasive diagnostic tests (e.g., for cancer, diabetes, and other diseases). Finally, this new ability for the creation of ultraminiaturized tests and devices will spawn new, as yet undiscovered, ideas with value both within and outside of the life sciences.

     A pre-commercial NanoArrayer(TM) (prototype version III) has successfully undergone field-testing at UC Santa Cruz and Oak Ridge National Laboratory, and is currently undergoing extensive beta testing at Johns Hopkins University in Baltimore, MD. BioForce launched is fourth generation, first commercial version of the NanoArrayer(TM) System in January 2005. BioForce believes that the NanoArrayer(TM) could become the industry standard for ultramicroscale molecular printing, much like the ink jet printer is for home and industrial printing.

     ViriChip(TM) System
     -------------------

     BioForce's first commercial example of the NanoArrayer's(TM) manufacturing capability is the patented ViriChip(TM) System. This system represents a breakthrough in medical virology and in other fields where virus detection is important, including biodefense, agri-bio and environmental monitoring.

     The ViriChip(TM) System detects multiple viruses simultaneously on a single chip and requires a microliter or less of sample to do so. The system includes virus-specific ViriChipsTM and a rapid nondestructive reading technology, which is currently in development embodied in the NanoReaderTM. The ViriChip(TM) form factor is very malleable and the device may be formatted in numerous ways including, for example, a cartridge, dipstick or swab.

     A distinguishing feature of this methodology is that ViriChip can be "read" using Molecular Surface Profiling (MSP(TM)), which directly reports the presence or absence of viral particles. This technique, based on the technology of Atomic Force Microscopy (AFM) has yet to be fully exploited in the life sciences, and the ViriChip(TM) may be considered a "killer application" for AFM. MSP is a powerful, ultra-sensitive, label-free and non-destructive method for analyzing BioForce's nanoarray products. It is particularly well suited for ViriChip(TM) analysis because viruses fall into the size range "sweet spot" that is difficult or impossible to directly observe by optical methods, but ideal for MSP(TM) detection. Importantly, even after being "read" by MSP(TM), viruses remain bioactive and their genomes are amenable to polymerase chain reaction (PCR) amplification. It is noteworthy that the ViriChip(TM) is also compatible with conventional readout methods such as fluorescence (an indirect method of observation) or immunological approaches.

     BioForce has extensively laboratory tested ViriChip(TM). In some tests ViriChip(TM) was shown to be 3,000 times more sensitive than ELISA (Enzyme Linked ImmunoSorbant Assay; a widely used immunological detection method) and is effective in isolating viruses from environments that normally inhibit genome identification by the most widely used genomic test, the polymerase chain reaction (PCR). Interestingly, once a ViriChip(TM) analysis has been completed the sample amenable to PCR (due to the "cleansing" action of the ViriChip(TM) treatment and MSP's non-destructive characteristics). Studies conducted by BioForce have shown that the ViriChip(TM) can enhance PCR sensitivity 10,000-fold or more in certain cases and works under conditions where PCR totally fails (e.g., sputum, waste water). In contrast to ELISA (which detects proteins and protein fragments) and PCR (which detects genomic fragments), the ViriChip(TM) directly detects the infectious virus particles and permits subsequent cell culture of detected viruses due to its nondestructive nature. Thus, the ViriChip(TM) can be both a diagnostic and discovery platform, which is particularly timely in view of the recent SARS outbreak and anticipated avian flu pandemic. Finally, the ultraminiaturized nature of the ViriChip(TM) makes it amenable to a large number of physical formats, including virtually "invisible dust" for biodefense and/or covert biosensing. BioForce's business plan calls for developing a licensing agreement with an appropriate partner to develop the ViriChip(TM) into a commercial product.

     Custom Nanoarrays and Applications Development
     ----------------------------------------------

     A very attractive short-term opportunity for BioForce is the production of custom nanoarrays under license for a variety of potential clients, including research institutions, pharmaceutical companies, medical diagnostics companies, agrichemical firms and others. This custom manufacturing activity will offer a significant revenue generating opportunity and hopefully lead to the development of additional NanoArrayer(TM) applications.

     The use of protein biomarkers to detect and monitor disease is a strongly emerging area, and one that is targeted in BioForce's product development plan. BioForce has explored the use of the ultramicroarrays for analysis of small numbers of cancer cells and the protein biomarkers generated by them. The cancer biomarker project at BioForce was begun as an application for the NanoArrayerTM System to provide a unique assay structure that can handle extremely small sample volumes, such as those obtained by laser capture microdissection (LCM). To date, BioForce has reliably detected Prostate Specific Antigen and another protein biomarker from as few as 4 cells in culture and 100 cells isolated by LCM.

     BioForce's longer-term vision includes the following product development goals:

     o Integration of increasingly sophisticated microfluidics to facilitate high throughput testing in the nanoarray format.

     o Development of additional nanoarray tests and devices for the next generation of ultraminiaturized biomedical analysis and discovery (including "chip-on-a-tip," a patented technology).

     o Creation of novel printing tools that will facilitate delivery of materials in a highly parallel fashion with minimum crosstalk.

     Consumable Printing and Patterning Tools
     ----------------------------------------

     BioForce has developed proprietary products to support the NanoArrayerTM System. Surface Patterning Tools (SPTTM) provide a pallet of print cartridge formats for customer selection. The SindexTM chips are index-etched printing surfaces that offer both the required surface chemistry as well as readily observed indexing features for easy location and relocation of arrays on the chip. These tools will also have utility in atomic force microscopy and other non-NanoArrayer(TM) applications, and add to the stand-alone AFMS business element at BioForce.

     AFM Solutions ("AFMS")
     ----------------------

BioForce currently markets a line of accessories for atomic force microscopists, including:

     o TipCleaner(TM), a CE certified device used for decontaminating AFM probes (the stylus that profiles the surface of a specimen) and other purposes.
     o   Mica and Sindex(TM) (silicon) substrates, microparticles.
     o   Specialized AFM probes.

     Sales of these products serve two important purposes:

     1. Generation of a small but profitable revenue stream, serving AFM customers. BioForce believes that, with minimal additional effort, significant growth of the AFM Solutions line is achievable.

     2. Creation of BioForce brand recognition and establishment of a direct pathway to customers for emerging products such as the NanoArrayer(TM) System and custom nanoarrays. The AFM Solutions sales and distribution network will provide an excellent source of research market intelligence as well as specific sales opportunities.

Intellectual Property and Patent Protection

     BioForce plans to aggressively defend and expand its intellectual property and technology by applying for patent and/or copyright protection. BioForce will continue to establish comprehensive intellectual property coverage in the United States and in the most relevant foreign markets in anticipation of future commercialization opportunities. BioForce also relies on trade secrets, common law trademark rights and trademark registrations, and will continue to protect its intellectual property via non-disclosure agreements, license agreements and limited information distribution.

     BioForce's IP estate has been designed to create a superior position as the market evolves over the next several years. BioForce is aware of the necessity of carving out a defined portion of IP space while minimizing the potential for conflict with existing patents. Its initial focus has been largely, though not exclusively, in the life sciences area.

      The technology covered in our intellectual property distinguishes it from competitors in several ways:

     o First, the NanoArrayer(TM) System is a unique and company-owned technology that allows direct printing of large molecular species and molecular complexes, including whole viruses, directly onto a variety of surfaces. The NanoArrayer(TM) is not an AFM nor does it use AFM-based lithographic methodology.

     o Second, BioForce has identified and pursued commercially lucrative protein chip and NanoArrayer(TM) applications that require relatively low spot density, thereby precluding overlap in areas of high-density oligonucleotide microarrays.

     o   Third,  BioForce  is  developing  a unique  method  of  non-destructive
         "reading"  of  samples,   based  on  Molecular  Surface   Profiling(TM)
         (MSP(TM)).

     o Fourth, Surface Patenting Tools (SPT(TM)) technology is company-owned and not related to AFM or other microcantilever-based sensing or imaging technology.

     BioForce owns six core patents or patents pending and several other surrounding patents. Multiple patent applications related to these are pending in several countries. BioForce is using significant efforts to establish a strong patent and technology barrier around its nanoarray technology in order to create a formidable obstacle to entry for competitors.

Patent Estate
-------------

------------------------------------------------------------------------------------------------------------
                                     Core Patents and Patents Pending
------------------------------------------------------------------------------------------------------------
o         US Patent No. 6,573,369: Biomolecular Nanoarrays
------------------------------------------------------------------------------------------------------------
o         US Patent No. 6,897,015: Method for Detecting Pathogens (ViriChip(TM))
------------------------------------------------------------------------------------------------------------
o         US Patent No. 6,716,578: Method and Apparatus for Solid State Genome Mapping
------------------------------------------------------------------------------------------------------------
o         US Patent No. 5,763,768: Analytical Method Using Modified Scanning Probes (ISU license)
------------------------------------------------------------------------------------------------------------
o         US Patent No. 6,146,899:  Height Referencing Biochemical Cassette (ISU license)
------------------------------------------------------------------------------------------------------------
o         Patent Allowed:  NanoArrayer(TM) Instrumentation and Method of Use
------------------------------------------------------------------------------------------------------------
o         Patent Allowed:  Nanoscale Molecular Deposition
------------------------------------------------------------------------------------------------------------
o         Patent Pending:  Parallel Analysis of Molecular Interactions
------------------------------------------------------------------------------------------------------------
o         Patent Pending:  Method and Apparatus for Material Deposition (SPTs(TM))
------------------------------------------------------------------------------------------------------------
o         Patent Pending:  Method of Reading NanoArrays (MSP(TM))
------------------------------------------------------------------------------------------------------------
o         Patent Pending:  Method for Biodetection in Small Volumes (Chip on a Tip)
------------------------------------------------------------------------------------------------------------
o         Patent Pending:  Mass Spectrometry and AFM Combined
------------------------------------------------------------------------------------------------------------

Nanoarrays (US Pat. No. 6,573,369). This fundamental patent, issued in June 2003, claims arrays of biomolecular species at a scale of 1 micron(2) or less in area. There are few limitations to the types of material that can be deposited in arrays of this scale or the method of deposition. A key point is that BioForce focuses on low-density protein nanoarrays at present. Two divisional applications with claims to methods of making and using the arrays are currently pending.

ViriChip(TM) (US Patent No. 6,897,015). This application has allowed claims to methods that protect the ViriChip(TM) virus capture assay system. This virus detection approach is anticipated to set a new standard in ultramicron scale virus detection for medical diagnostics, biodefense and other applications.

Reading Nanoarrays by AFM (US Patent Pending and US Pat. No. 6,573,369). This pending patent application is designed to broaden BioForce's coverage of the use of AFM as a read-out tool for nanoarrays. In some instances, e.g., ViriChip(TM), the use of AFM (or the surface profiling method being developed by BioForce, MSP(TM)) is a key element of the process. Issuance of a patent with these methods claims could provide a significant barrier to competition, or, more likely, encourage competitors to enter into licensing discussions with BioForce.

Genome Mapping (US Patent No. 6,716,578). This patent, issued April 6, 2004, teaches a method for directly mapping genomes using atomic force microscopy. The method is based on using certain DNA binding entities to identify specific sequence elements in the genome. This approach circumvents tedious gel-based approaches and removes the need for "re-assembly and re-ordering" calculations since all of the genome fragments are immediately identified in their native locations in the DNA, and in the correct order.

NanoArrayer(TM) Instrumentation and Method of Use (US Patent Allowed). This pending patent application describes the NanoArrayer(TM), a dedicated instrument for creating nanoarrays. NanoArrayer(TM) is not an AFM. BioForce has constructed this instrument from first principles with the sole purpose of creating nanoarrays. Thus, unlike the multifaceted AFM, the NanoArrayer(TM) is focused on its dedicated task and we believe it will be the instrument of choice for creating nanoarray tests. The patent application describes operational modes of the device and various embodiments. A continuation in part (CIP) is pending that covers additional embodiments of the NanoArrayer.

Nanoscale Molecular Deposition (US Patent Allowed). This application covers a method for placing molecules or other nanoscale entities at specific locations on surfaces.

Method and Apparatus for Material Deposition (US Patent Pending). This patent application describes the construction and use of microfabricated devices (such as SPTs(TM)) for molecular deposition. These devices are the "print cartridges" of the NanoArrayer(TM) System and represent a significant consumable line of molecular printing products.

Trademarks

     We  have  several   trademarks   or  trademark   applications   pending  or
contemplated. These include:

BioForce Nanosciences(TM)  Smaller is Better(TM)  NanoArrayer(TM)   ViriChip(TM)
NanoReader(TM)             Chip-on-a-tip(TM)      TipCleaner(TM)    SPT(TM)
Sindex(TM)                 MSP(TM)                NanoWare(TM)

Additional trademark applications will be filed as is appropriate.

Markets and Competition

     BioForce recognizes that the long-term market potential for the NanoArrayer(TM) is large, however it has a sales and marketing strategy that is designed to access specific sub-segments of these large markets to initiate is commercial activities. The long-term large markets are:

Microarrays - $2.6 billion: The total biochip market, including production and detection technologies and DNA/protein biochips, is estimated to reach $2.6 billion in 2006 (see http://www.marketreports.com/acatalog/protbioc.html). The protein biochip market segment is expected to reach $250 million in 2005 and is growing at an annual rate of 35%, driven by the drug discovery and epidemiological profiling work of pharma, medical universities and biotechnology companies. As a production technology, the NanoArrayerTM System will enable several market sub-segments within this large market, which include Lab-on-a-Chip, cell biology and protein array-based research and analysis.

Molecular Diagnostics - $1.5-2.5 billion: This market includes medical diagnostics. The in vitro medical diagnostic kit (MDK) market is estimated at $1.5-2.5 billion. BioForce has generated proof of principle, multiplexed prototype products for specific virus detection assays and cancer biomarker chip-based fluorescent assays with detection levels lower than current device capabilities and using significantly less biological material. To begin to access this market, BioForce is developing a strategy for licensing its ViriChipTM System with a market leader(s) in the MDK industry.

Molecular Detection - $4 billion: Cutting edge technologies are now employing nanofabrication and microfabrication to provide integrated sensor arrays, ultra-high sensitivities, ease of use, reliability and real-time measurements, which will increase the chemical sensor and biosensor market share, the size of the U.S. sensor manufacturers, and the movement of sensor technology into new markets. This will, in turn, create a combined market for chemical sensors and biosensors of over $4 billion by 2007. As biosensor devices are further miniaturized, it has become increasingly difficult to functionalize (coat) the small surfaces. Our early adopter beta sites have found the NanoArrayerTM System uniquely suitable for this purpose. Hence, BioForce is targeting biosensor developers as early customers for the NanoArrayer system.

Nanotechnology Instrumentation/Atomic Force Microscopy (AFM) - $1 billion: The nanotechnology instrument market is estimated at $1 billion (Punk & Ziegel). The AFM market represents an existing model for growth of nanotechnology instrumentation. There are an estimated 15,000 AFM devices in the field. The NanoArrayerTM molecular printing system creates chips and devices of a size scale that complements the detection and molecular analysis capabilities of AFM technology. BioForce is developing the NanoReader(TM) to illustrate the utility of AFM as a bio-readout device and initiate access to this market. BioForce is also exploring other complementary opportunities with other instrumentation such as the LCM.

----------------------------- ------------------- ----------------------- --------------------------------------------
         Market Segment         Market Size(3)        Competitors(2)                       Advantage
----------------------------- ------------------- ----------------------- --------------------------------------------
Microarrays(1)                   $2.6 billion     o         Affymetrix,    o         Unrestricted    printing   surface
                                                                                     requirements
                                                  o         BioRad         o         Direct & rapid protein printing
                                                  o         Perkin Elmer   o         Multiplexed printing
                                                  o         Agilent        o         Small volume of sample
                                                  o         NanoInk        o         Single Cell analysis
----------------------------- -------------------
Protein Biochips(1)              $250 million                              o
----------------------------- ------------------- ----------------------- --------------------------------------------
Molecular Diagnostics          $1.5-2.5 billion   o         Lab Corp       o         Reduced cost & time
                                                                           o         Non-destructive
                                                  o         Quest          o         >1,000 more sensitive than ELISA
                                                            Diagnostics    o         Multiplexed
----------------------------- ------------------- ----------------------- --------------------------------------------
                                  $4 billion      o         Lab Corp       o         Functionalized      coating     of
Molecular Detection                               o         Quest                    miniaturized test surfaces
                                                            Diagnostics
----------------------------- ------------------- ----------------------- --------------------------------------------
Nanotech. Instrumentation         $1 billion                               o         Pattern printing capabilities
                                                                           o         Printing  domains  15 micron to <1
                                                                                     micron
                                                                           o         Multiplexed printing
                                                  o         Veeco          o         Direct & rapid protein printing
                                                  o         Agilent        o         Low density, high volume chips
                                                  o         FEI            o         No dependence on outside patents
                                                                                     or technologies
----------------------------- ------------------- ----------------------- --------------------------------------------
Atomic Force                     $10 million      o         Novascan       o         First to market
Microscopy                    (Company Estimate)                           o         International reach
(Specialized Products)                                                     o         CE market
                                                                           o         Full product line
----------------------------- ------------------- ----------------------- --------------------------------------------

(1) Non-life science markets are not included in the forecast.
(2) Competitors may also be viewed as "big brother" partners and/or acquirers.
(3) Punk and Zeigel and other sources.

     Sales and Marketing Launch Strategy for NanoArrayer(TM) System
     --------------------------------------------------------------

     For 2006, BioForce's sales and marketing efforts for the NanoArrayer(TM) System will focus on customers in the research segment of a broad spectrum of industries and academia. Within the research segment, BioForce has identified unique market enabling features and key advantages that the NanoArrayer(TM) system provides over the current market leaders. Direct selling efforts will be carried out through exhibits and presentations at trade shows and scientific meetings in the United States, as well as through networks built up through existing product sales and distributor relationships. The sales and marketing team will work closely with the research and applications development group in demonstrating the NanoArrayer(TM) System's ability to meet specific customer needs. Scientific publications and testimonials by third-party field trials will complement these efforts. The foundations of a network of international distributors has been established in 2005 and will be further developed as BioForce moves forward.

      Commercial and Institutional Collaborations
      -------------------------------------------

     BioForce maintains a vigorous collaboration and partnering program that is focused on developing academic research contracts and business alliances designed to generate sales as well as create new product applications and market opportunities. Current key collaborations include:

SomaLogic Inc.: Several Phases of this project have been completed. The overriding goal is to evaluate the compatibility of the NanoArrayer(TM) as a means to produce SomaLogic's health diagnostic chips.

NewLink Genetics Inc.: NewLink Genetics is a drug discovery company based in Ames, Iowa. It has two drugs in Phase II clinical studies and expects to have eight drugs in Phase II and Phase III clinical studies in 18 months. NewLink focuses on cancer treatment and is seeking a novel technology platform for its drug discovery activities. A pilot project contract has been signed and patent licensing and project design activities are ongoing.

Axela Biosensors Inc.: Collaboration is currently underway to determine the compatibility of the NanoArrayer(TM) System with Axela's microfluidic and photonic biosensor technology.

Johns Hopkins University: Field trials in the areas of biosensors and single cell cancer biology are underway at JHU with the NanoArrayer(TM) System and are planned to extend well into 2006. JHU is using the unique attributes of the NanoArrayer(TM) System to develop novel applications and devices in these areas.

Drexel University Nanotechnology Institute: Discussions are ongoing regarding placement of a NanoArrayer(TM) System at the Nanotechnology Institute for a variety of research uses.

     Several additional discussions are ongoing with potential customers and/or partners for the development of NanoArrayer enabled applications as well as the development of business relationships that will create synergy and accelerate NanoArrayer(TM) sales.

Future Strategy

     BioForce has developed a commercialization strategy that, while recognizing the breadth of the downstream opportunities for the NanoArrayer(TM) in materials and microelectronics applications, has initially focused on the life sciences. Unlike most nanotech approaches, which will take years to materialize in the form of practical, commercial products, BioForce's NanoArrayer(TM) technology has been reduced to practice, successfully field tested and commercially launched in 2005.

     BioForce's growth strategy through 2006-2007 is based on the initial marketing of the NanoArrayer(TM) System to academic/government, research and specialty laboratory customers, licensing and/or co-development of the ViriChip(TM) System, and moderate growth of existing smaller product lines and projects.

Specific growth strategy priorities for 2006-2007 include:

     o Sale or leasing (through third-party vendors) of the NanoArrayer(TM) System to a widely diversified group of users, such as federal and academic institutions and industrial organizations, including biotechnology and health-care companies. BioForce will endeavor to sell or lease the NanoArrayer(TM) System for research and product development purposes.

     o Exploring licensing opportunities for ViriChip(TM) with an appropriate diagnostics partner.

     o Sale of AFM Solutions products (e.g., TipCleaner(TM)), specialty consumable products (e.g., SPT(TM), Sindex(TM) Chips) and establishment of contract custom array projects.

Longer-term (2007 onward) growth is anticipated through:

     o Product sales in Canada, Europe, Japan, China and other industrialized countries.

     o Sales in life sciences segments not currently targeted by BioForce.

     o Revenue generation from licensing and collaborations outside of the life sciences.

     o Introduction of new products through BioForce's internal R&D pipeline.

Manufacturing and Quality Assurance

     For 2006, production and quality assurance of finished NanoArrayer(TM) Shares will be carried out entirely in house. Staffing plans are in place for both manufacturing and QA functions. BioForce's management believes that it has adequate production capacity for up to 100 Shares, which should suffice for 2006 and into 2007. Production of 100+ Shares will require additional physical facilities or arrangements.

     Surface Patterning Tools (SPT(TM)) and Sindex(TM) Chips are currently fabricated by BioForce personnel at an off-site microfabrication facility (University of Minnesota). BioForce has established a contractual arrangement for access to the facility by its personnel. This arrangement is adequate for 2006 and due to the standardized nature of SPTs once designs are finalized, their production can be readily outsourced to any number of commercial microfabrication facilities as necessary.

     BioForce will continue to manufacture TipCleaner(TM) and other AFMS products in-house for the foreseeable future.

--------------------------------------------------------------------------------
                    Development Plan: Projected Key Milestones for 2005-200y
--------------------------------------------------------------------------------
Year                                    Milestone
------------ -------------------------------------------------------------------
2005          o    Launch of the NanoArrayer(TM) System (Q1)
              o    Acquisition of additional facilities (Q1)
              o    Begin to investigate  licensing/co-development  opportunities for the ViriChip(TM) System (Q3)
              o    Launch of custom nanoarray program
              o    Acquisition  of additional  management,  production,  sales &
                   marketing and research staff
------------ -------------------------------------------------------------------
2006          o    Commencement   of   international   sales   efforts  for  the
                   NanoArrayer(TM) System
              o    Acquisition  of additional  management,  production,  sales &
                   marketing and research staff
              o    Expansion of Board of Directors and Scientific Advisory Board
              o    Continue NanoReader development
              o    Commence NanoArrayer HT (High Throughput) development program
              o    Investigate NanoArrayer licensing opportunities
------------ -------------------------------------------------------------------
2007          o    Continue  NanoArrayer(TM)  HT and NanoReader  programs - seek partners
              o    Finalize NanoArrayer licensing opportunities
------------ -------------------------------------------------------------------

Facilities

     BioForce operates within custom-designed 6,000 sq. ft. office, laboratory and production facilities in Aspen Business Park, Ames, Iowa. These facilities provide dedicated pilot production space for the NanoArrayer(TM) System, TipCleaner(TM) and other non-microfabricated products. Facilities are adequate to meet 2006 production needs.

Additional space and equipment will be required within 12 months, to accommodate the expected growth in sales of BioForce's principal products. Management is currently investigating two alternatives:

a) An expansion of BioForce's current manufacturing capacity, either in Ames, or at a second location, and

b) Establishment of OEM production/sales relationships for some or all of BioForce's products.

Employees

     BioForce presently has 10 full time employees and 2 consultants, but anticipates adding employees, including a chief operating officer, following the closing of the acquisition and the realization of funds from this offering. BioForce's employees are not members of any union, nor have they entered into any collective bargaining agreements, nor is it anticipated in the near future. It is believed that BioForce's relationship with its employees is good.

Litigation

     Neither SRVI nor any of our property is presently subject to any material pending legal proceedings and, to the best of our knowledge, no such actions against us are contemplated or threatened.

     BioForce has received verbal notification that NanoInk, Inc. intends to file an interference action with respect to US Patent 6,573,369. BioForce met with NanoInk personnel in Chicago to attempt to better understand their position and find a solution that benefits both companies. BioForce met a second time with NanoInk at the Des Moines Airport in a second attempt to find a business solution. NanoInk alleges that it owns this technology and has proposed that BioForce assign to NanoInk all of its IP portfolio and pay a $12,000 per year license fee for the right to practice DPN (NanoInk's technology) at a spatial scale of 5 microns or bigger spot size. BioForce believes that this is not an equitable solution and rejected the proposal. BioForce has received notification dated November 30, 2005 that NanoInk has requested a re-examination of US Patent 6,573,369 in light of NanoInk's intellectual property. The same notification indicated that an interference action had been filed earlier. Management of BioForce has indicted that it is too early to speculate on a possible outcome or whether a negative result against BioForce would have a negative impact on its business.

Equity Incentive Plan

     In connection with the acquisition of BioForce, we have adopted an equity incentive plan to be put into effect at the effective time of the merger. The plan has been unanimously approved by our board of directors and by the written consent of stockholders holding a majority of our outstanding common shares. The purpose of the plan is to encourage and enable key employees to remain with and devote their best efforts to the business of our company, thereby advancing the interests of our stockholders. Accordingly, we may award bonuses in the form of our common stock subject to certain restrictions set forth in the plan. Our key employees, directors and offices will be eligible to receive awards under the plan.

     The plan provides that an aggregate of 5.0 million shares of our common stock is to be reserved for issuance under the terms of the plan. The committee overseeing the plan, designated by the board of directors, will have the authority to award bonuses, at its sole discretion, in the form of common stock to persons eligible to receive awards. Shares of our common stock issued under the plan will be deemed restricted securities. All stock awarded under the plan will also be subject to such additional restrictions, terms and conditions, if any, as may be determined by the committee. Any certificate or certificates representing shares of issued under the plan will bear an appropriate restrictive legend. The committee may also require that certificates representing stock awards be deposited by the recipient with the company or an escrow agent until the restrictions thereon have lapsed or have been removed.

Management

     At the effective time of the merger, our directors and executive officers will resign and, in accordance with the provisions of the acquisition, BioForce will appoint three new directors to serve on the board of directors. We currently anticipate that the following persons will serve as directors and executive officers. Following the closing of the acquisition, the new board will meet and make more definite appointments for executive offices.

         Name                           Age          Position
         ----                           ---          --------
         Eric Henderson, Ph.D.          49           CEO and Director
         Jean-Jacques Sunier            44           Director
         Larry Gold, Ph.D.              64           Director
---------------------------

     The business experience of each of the persons listed above during the past five years is as follows:

     Eric Henderson, Ph.D. Dr. Henderson founded BioForce Nanosciences while serving as Professor of Genetics, Development and Cell Biology at Iowa State University in Ames, Iowa. He is an internationally recognized scientist with a strong track record of attracting SBIR grants. He was one of the first to integrate atomic force microscopy with bionanotechnological research and has pioneered the development of many AFM applications in the life sciences applications. His work has appeared in over 90 publications including the cover of "Science" magazine and numerous other peer reviewed journals. Dr. Henderson has served as Chief Science Officer, Chief Executive Officer, Chairman of the Board and Secretary since the inception of the Company

     Jean-Jacques Sunier. Mr. Sunier has extensive experience as a portfolio manager and equity analyst in the biotechnology, medical devices and semiconductor sectors. A dual U.S./Swiss citizen, Mr. Sunier began his career in the securities and private banking business, and has held positions at Arnhold and S. Bleichroeder in New York and Pictet & Cie in Geneva, where he was a founder of the Pictet Biotech Fund.

     Larry Gold, Ph.D. Dr. Gold, who joined the Board in 2005, is CEO and Chairman of the Board of SomaLogic, Inc. of Boulder, Colorado. Dr. Gold is an internationally recognized scientist and company founder, with multiple patents and publications to his name. Dr. Gold founded Synergen, Inc. in 1981, and NeXstar Pharmaceuticals Inc. a number of years later, prior to assuming his current position at SomaLogic. Dr. Gold has a fundamental understanding of the requirements for success in biobusiness, including both financing and technology commercialization.

Key Personnel

     Curtis Mosher, Ph.D. Dr. Mosher is the VP of R&D at BioForce and an Co-founder of the company. He was a student of Eric Henderson at Iowa State University and has been instrumental in virtually all aspects of product research and development at the Company.

     Michael Lynch. Mr. Lynch was a student of Eric Henderson at Iowa State University and has played scientific, technical and business roles during the evolution of the Company. He is a uniquely talented individual who is currently the Product Manager for the NanoArrayer(TM) system.

     Saju   Nettikadan,   Ph.D.   Dr.   Nettikadan   oversees  all   contractual
relationships as the Director of Research and Application Development.

     Juntao Xu, Ph.D. Dr. Xu is an expert in microfabrication and is responsible for the SPT(TM) product line R&D.

     Asrun Kristmundsdottir, MS. Ms. Kristmundsdottir is a highly talented individual with both scientific (genetics) and administrative acumen. She has undertaken several roles at the Company over the years. Her current position is Human Resources Manager and she also supports the Financial Administration aspects of the Company.

     In addition to the above personnel, BioForce has reached an understanding with Kerry Frey whereby Mr. Frey will become Chief Operating Officer of BioForce upon the closing of our acquisition and may be appointed to the board of directors. As part of Mr. Frey's compensation, he will receive BioForce stock purchase options that, upon completion of our acquisition of BioForce, will be exercisable into 358,278 shares of our common stock (post-split) at the price of $1.50 per share. The options will vest over a three-year period at the rate of one-third on each anniversary of issuance.

     Mr. Frey is an experienced senior executive with over 30 years of broad-based management and operational experience in the medical device, pharmaceutical and healthcare industries. He also has experience in developing and implementing innovative and profitable new products, programs, and services. Mr. Frey formerly served as President of Medisys Technologies, Inc., a medical device company, and other healthcare industry companies. He also served as Vice President of Sales and Marketing for Hospital Services at Johnson & Johnson. Mr. Frey earned a Bachelor of Arts degree and attended law school, completed numerous executive development programs at Duke, Wharton and Arizona State, and has served on many boards and advisory panels.

     BioForce also intends to appoint to the new board of directors Guenter H. Jaensche, Ph.D. Dr. Jaensche was Chairman and CEO of Siemens Corporate Research and Support, Inc. He has served in the capacity of Executive Director at Siemens AG as head of all financial aspects of worldwide R&D and head of worldwide budgeting and accounting. Dr. Jaensche has also served as Chairman and CEO of Pacesetter, Inc. (a St. Jude Company) and Siemens Pacesetter, Inc. He currently holds several positions including Chairman of the Board of Biophan Technologies, Inc. and director of MRV Communications, both public companies, director of several privately held companies and President of Jaensche Enterprises, Inc., a management consulting firm.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table sets forth fees billed to Silver River by our auditors during the fiscal years ended December 31, 2004 and 2003 for:

     o services rendered for the audit of our annual financial statements and the review of our quarterly financial statements;

     o services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees;

     o services rendered in connection with tax compliance, tax advice and tax planning; and

     o   all other fees for services rendered.

                                         Year Ended         Year Ended December
                                      December 31, 2004     December 31, 2003
                                      -----------------     -------------------

                Audit Fees                   $ 5,250               $ 3,400

                Audit Related Fees              -0-                   -0-

                Tax Fees                        -0-                   -0-

                All Other Fees                  -0-                   -0-
                                             -------               -------

                Total Fees                   $ 5,250               $ 3,400
                                             =======               =======

     Audit fees consist of fees billed for professional services rendered for the audit of our financial statements, review of the interim financial statements included in quarterly reports, and services that are normally provided by HJ & Associates in connection with statutory and regulatory filings or engagements. Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which are not reported under "Audit Fees." Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. All other fees consist of fees for products and services other than the services reported above. Prior to our engagement of our independent auditor, such engagement was approved by our board of directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to report to the board of directors at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The board of directors may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended December 31, 2004, were approved by the board of directors.

     Effective October 20, 2005, HJ & Associates, LLC resigned as our independent certifying accountants and the termination of our relationship with HJ was unanimously accepted by our board of directors on that date. Also on October 20, 2005, our board of directors unanimously approved a resolution to engage Moore & Associates, Chartered, Certified Public Accountants, to become our new independent certifying accountants.

        SELECTED HISTORICAL FINANCIAL DATA OF SILVER RIVER VENTURES, INC.

     The following selected financial data is derived from Silver River's financial statements. This information is only a summary and does not provide all of the information contained in such financial statements, including the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are part of our Quarterly Report on Form 10-QSB for the period ended September 30, 2005 and Annual Report on Form 10-KSB for the year ended December 31, 2004, which are incorporated herein by reference. The statement of operations data for each of the years in the two-year period ended December 31, 2004 and the balance sheet data at December 31, 2004 are derived from our audited financial statements. The data as of and for the nine months ended September 30, 2005 and 2004 are derived from our unaudited financial statements which include all adjustments, consisting only of normal recurring adjustments and accruals, that we consider necessary for a fair presentation of our financial position and results of operations for these periods. Interim operating results for the nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the entire fiscal year ending December 31, 2005 or any future period.


Statement of operations data:
                                           Year Ended                  Nine Months Ended
                                           December 31,                   September  30,
                                    -------------------------     --------------------------
                                        2004           2003          2005            2004
                                    -----------    -----------    -----------    -----------
                                                                                 (unaudited)
Revenues                            $      --      $      --      $      --      $      --
Expenses

     General and administrative          13,805          6,555         14,744         10,930
                                    -----------    -----------    -----------    -----------
Loss from operations                    (13,805)        (6,555)       (14,744)       (10,930)
                                    -----------    -----------    -----------    -----------
Other Expenses
     Interest expense                    (1,685)          --           (1,638)        (1,185)
                                    -----------    -----------    -----------    -----------
          Total other expenses           (1,685)          --           (1,638)        (1.185)
                                    -----------    -----------    -----------    -----------
Net loss                                (15,490)        (6,555)       (16,382)       (12,115)
Basic loss per share                $     (0.01)   $     (0.00)   $     (0.01)   $     (0.01)
                                    -----------    -----------    -----------    -----------
Weighted average number of shares
outstanding                           1,999,975      1,999,975      1,999,975      1,999,975
                                    ===========    ===========    ===========    ===========


Balance Sheet Data:
                                                                  September 30,  December 31,
                                                                     2005           2004
                                                                  -----------    -----------
                                                                                 (unaudited)
Total Assets                                                      $    --        $    --
Total Liabilities                                                     (42,737)       (27,900)
Total Stockholders' Equity (Deficit)                                  (42,737)       (27,900)

     As described in the above-referenced reports, we are considered a development stage company with minimal assets or capital and with no material operations or income. Expenses associated with the preparation and filing of our reports have been paid for by advances from stockholders, which are evidenced on our financial statements as current liabilities. Except for the anticipated acquisition of BioForce, we will require only nominal capital to maintain our corporate viability and necessary funds will most likely be provided by officers and directors in the immediate future. However, our deficit in working capital and stockholders equity, in addition to no significant operating results to date, raise substantial doubt about our ability to continue as a going concern.

                                     EXPERTS

     Our financial statements and related schedules incorporated in this information statement by reference to our annual report on Form 10-KSB for the year ended December 31, 2004, have been audited by H J & Associates, LLC, independent auditors, as stated in their report which is also incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. We have prepared the unaudited financial statements for the period ended June 30, 2005 incorporated by reference to our report on Form 10-QSB for the quarter ended June 30, 2005.

              FINANCIAL INFORMATION FOR BIOFORCE NANOSCIENCES, INC.

     Because the acquisition of BioForce is not subject to stockholder approval and no action has been or will be taken by stockholders in connection with the acquisition, BioForce financial statements are not being included with this information statement. Within four business days following completion of the acquisition of BioForce, we intend to file with the SEC a Form 8-K current report that will include requisite information concerning BioForce, including audited financial statements and pro forma financial information. Accordingly, we are not including financial statements, audited or unaudited, for BioForce as part of this information statement or are we including pro forma financial information.

                       WHERE YOU CAN FIND MORE INFORMATION

     As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov."

     Statements contained in this information statement or in any document incorporated into this information statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

     The SEC allows us to incorporate by reference into this information statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this information statement is considered to be a part of this information statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed:

     o Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004;

     o Our Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2005; and

     o   Our Current Report on Form 8-K filed on October 24, 2005; and

     o   Our Current Report on Form 8-K filed on December 1, 2005.

     We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 19 East 200 South, Suite 1080, Salt Lake City, Utah 84111, attn: Nancy Ah Chong. Oral requests may be made to our principal offices, telephone number (801) 322-3401.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS JANUARY __, 2005. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                       BY ORDER OF THE BOARD OF DIRECTORS

January __, 2006                               /s/ Edward F. Cowle
----------------                               -------------------
                                               Edward F. Cowle, President

                                                                APPENDIX "A"
                                                                ------------


   DEAN HELLER
Secretary of State
202 North Carson St.
Carson City, NV 89701-4299
(775) 684-5708 Website: secretaryofstate.biz

                            Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)


              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1. Name of Corporation: Silver River Ventures, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

         Article #1 - is amended to read:

                  "The  name  of  the   corporation  is  BioForce   Nanosciences
                  Holdings, Inc."

         Article #3 - is amended by adding the following paragraph:

                  "SHARES: The number of shares the corporation is authorized to issue is 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. Preferred shares may be issued from time to time in one or more series in the discretion of the board of directors. The board has the authority to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 1,746,610 shares (87.3%) voting for (by written consent) and zero shares voting against.

4. Officer Signature (Required):

  /s/ Edward F. Cowle
------------------------------------
      Edward F. Cowle, President

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.


IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                                                   APPENDIX "B"
                                                                   ------------
                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
                           2006 EQUITY INCENTIVE PLAN


1.       PURPOSE.
         -------

         The purpose of The BioForce Nanosciences Holdings, Inc. 2006 Equity Incentive Plan (the "Plan") is to advance the interests of BioForce Nanosciences Holdings, Inc., a Nevada corporation f/k/a Silver River Ventures, Inc. (the "Company") and its shareholders by providing Officers, Directors and those key employees of the Company and its Subsidiaries and Affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan also is to attract and retain personnel of experience and ability to the service of the Company and its Subsidiaries and Affiliates, and to reward such individuals for achievement of corporate and individual performance goals.


2.       DEFINITIONS.
         ------------

         (a) "Affiliate" means an affiliate as that term is defined in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

         (b) "Award" means a Stock Grant or a grant of Non-statutory Stock Options or Incentive Stock Options pursuant to the provisions of this Plan.

         (c) "Board of Directors" or "Board" means the board of directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Change in Control" of the Company shall have occurred when (i) any "person", as the term is used in Section 3 of the Exchange Act (other than a Company employee benefit plan or a trust created to hold to Common Stock of the Company beneficially owned by the Company's Employees) is or becomes the "beneficial owner" as defined in Rule 16a-1 under the Exchange Act, directly or indirectly, of securities of the Company representing 20% or more of the Company's outstanding securities ordinarily having the right to vote in the election of directors; (ii) individuals who constitute the Board at the close of business on the Effective Date (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (ii) considered as though he or she were a member of the Incumbent Board; (iii) consummation of a plan of reorganization, merger, or consolidation, in which the shareholders of the Company own less than 50% of the outstanding voting securities of the surviving entity; or (iv) a sale of substantially all of the Company's assets, a liquidation or dissolution of the

Company or a similar transaction; provided that in no circumstances shall the closing of the Merger be considered a Change in Control for purposes hereunder.

         (f) "Committee" means the Compensation Committee of the Board, consisting of two or more Directors appointed by the Board pursuant to Section 3 hereof who are "non-employee directors," as defined in Rule 16b-3 promulgated by the SEC under the Exchange Act and "outside directors" as defined in Treas. Reg. 1.162-27 promulgated under the Code.

         (g) "Common Stock" means the common stock of the Company.

         (h) "Date of Grant" means the date an Award is effective pursuant to the terms hereof.

         (i) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an Employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Committee must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

         (j) "Effective Date" shall mean the date on which the Effective Time (as defined in the Merger Agreement) occurs.

         (k) "Employee" means any person who, at the time of determination, is currently employed by the Company or a Subsidiary or Affiliate of the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" shall mean, as of any date, (i) the closing price of the Common Stock on the principal national stock exchange on which the shares are listed on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not listed on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not listed on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date, as determined in good faith by the Committee; or
(iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. All such determinations shall be made in accordance with Code Section 409A and the regulations thereunder so that this Plan is not subject to Code Section 409A.

         (n) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 9 of this Plan.

         (o)  "Merger"  means  the   transaction   contemplated  by  the  Merger
Agreement.

         (p) "Merger Agreement" means that certain Agreement and Plan of Merger dated as of November 20, 2005 by and among the Company, Silver River Acquisitions, Inc., a Nevada Corporation and BioForce Nanosciences, Inc., a Delaware Corporation.

         (q)  "Non-statutory   Stock  Option"  means  an  Option  granted  to  a
Participant and which is not an Incentive Stock Option.

         (r) "Option" means an Award granted under Section 8 or Section 9 of this Plan.

         (s) "Outside Director" means a Director of the Company who is not also an Employee.

         (t) "Participant" means an Employee of the Company or a Subsidiary or Affiliate chosen by the Committee to participate in the Plan or a Director of the Company chosen by the Committee to participate in the Plan.

         (u) "Plan Year(s)" means a calendar year or years commencing on or after January 1, 2006.

         (v) "Retirement" means a termination of employment after attaining age 60 and 10 years of service as an Employee or Director of the Company.

         (w) "SEC" means the Securities and Exchange Commission.

         (x) "Stock Grant" means a grant of shares of Common Stock accompanied by such restrictions as may be determined by the Committee under Section 7 of this Plan.

         (y) "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a subsidiary, whether or not such corporation now exists or is thereafter organized or acquired by the Company or a Subsidiary.

         (z) "Termination for Cause" means the termination for personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or the material breach of any provisions of an Employee's employment contract.


3.       ADMINISTRATION.
         --------------

         3.1 General. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board. The Committee shall act by vote or written consent of a majority of its members. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable with respect to Participants. All determinations and interpretations made by the Committee shall be binding and conclusive on such Participants and on their legal representatives and beneficiaries. In determining the number of shares of Common Stock with respect to which Options and Stock Grants are exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it less.

         3.2 Limitation on Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Committee is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the Company, and its Subsidiaries and Affiliates and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.


4.       TYPES OF AWARDS.
         ----------------

         Awards under the Plan may be granted in any one or a combination of:

         (a) Stock Grants;

         (b) Non-statutory Stock Options; and

         (c) Incentive Stock Options;

as defined in paragraphs 7, 8, and 9 of the Plan.

         The Committee shall, in its discretion, determine from time to time which Participants will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-statutory Stock Option (except that Incentive Stock Options may not be awarded to Outside Directors), the exercise price of an Option and the restrictions, if any, which will be applicable to each Stock Grant. In making all such determinations, the Committee shall take into account the duties, responsibilities and performance of each respective Participant, his or her present and potential contributions to the growth and success of the Company, his or her compensation and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan. Notwithstanding the discretion the Committee has to establish the exercise price of an Option, the Committee may not re-price any Option under this Plan unless Shareholder approval is obtained for such re-pricing.

         No Participant shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that the Participant's name is recorded on the Company's shareholder records as the holder of record of such shares acquired pursuant to the exercise of an Option.


5.       STOCK SUBJECT TO THE PLAN.
         -------------------------

         Subject to adjustment as provided in Section 15, the maximum number of shares reserved for Stock Grants and for purchase pursuant to the exercise of Options under the Plan is five million (5,000,000) shares, all of which may be awarded in the form of Incentive Stock Options. Of the total shares of Common Stock available under the Plan, Awards with respect to no more than five million (5,000,000) shares of Common Stock shall be issued to any Participant in any calendar year.

         The shares of Common Stock to be subject to the Plan may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that Options are granted and Stock Grants are made under the Plan, the shares underlying such Options and Stock Grants will be unavailable for future grants under the Plan except that, to the extent that the Options or Stock Grants granted under the Plan terminate, expire or are canceled without having been exercised, new Awards may be made with respect to such shares.


6.       ELIGIBILITY.
         ------------

         Officers and other Employees (including Employees who also are Directors of the Company or its Subsidiaries or Affiliates) shall be eligible to receive Stock Grants, Incentive Stock Options and Non-statutory Stock Options under the Plan.


7.       STOCK GRANTS.
         -------------

         7.1 General Terms. Each Stock Grant may be accompanied by such restrictions, or may be made without any restrictions, as may be determined in the discretion of the Committee. Such restrictions may include, without limitation, requirements that the Participant remain in the continuous employment of the Company or its Subsidiaries or Affiliates for a specified period of time, or that the Participant meet designated individual performance goals, or that the Company and/or one or more of its Subsidiaries or Affiliates meet designated performance goals.

         7.2 Issuance Procedures. A stock certificate representing the number of shares of Common Stock covered by a Stock Grant shall be registered in the Participant's name and may be held by the Participant; provided however, if a Stock Grant is subject to certain restrictions, the shares of Common Stock covered by such Stock Grant shall be registered in the Participant's name and held in custody by the Company. Unless the Committee determines otherwise, a Participant who has been awarded a Stock Grant shall have the rights and privileges of a shareholder of the Company as to the shares of Common Stock covered by a Stock Grant, including the right to receive dividends and the right to vote such shares, except that the dividends shall be accumulated in an escrow account by the Company and shall not be paid to the Participant unless and until the expiration or satisfaction of any restrictions or performance requirements applicable to the Common Stock with respect to which the dividend is paid. None of the shares of Common Stock covered by the Stock Grant may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the expiration or satisfaction of any applicable restrictions or performance requirements. All of the shares of Common Stock covered by a Stock Grant shall be forfeited and all rights of a Participant who has been awarded such Stock Grant to such shares shall terminate without further obligation on the part of the Company in the event that any applicable restrictions or performance requirements do not expire or are not satisfied. Upon forfeiture of shares of Common Stock, such shares shall be transferred to the Company without further action by the Participant. Upon the expiration or satisfaction of any applicable restrictions, whether in the ordinary course or under circumstances set forth in
Section 7.3, certificates evidencing shares of Common Stock subject to the related Stock Grant shall be delivered to the Participant, or the Participant's beneficiary or estate, as the case may be, free of all such restrictions.

         7.3      Accelerated Vesting.

         (a) Death, Disability or Retirement. Unless the Committee shall specifically state otherwise at the time a Stock Grant is awarded, a Stock Grant shall become vested on the date that a recipient of a Stock Grant terminates his or her service with the Company or its Subsidiaries or Affiliates due to death, Disability or Retirement. A Participant who terminates due to death, Disability or Retirement shall receive a pro-rata portion of any Stock Grants which are paid based on the satisfaction of performance requirements; such pro-rata portion shall be determined based on the number of Stock Grants which would have vested if the Participant had remained employed and the portion of the performance measurement period which has been completed at the time of the Participant's death, Disability or Retirement.

         (b) Change in Control. All outstanding Stock Grants shall become immediately vested in the event there is a Change in Control of the Company. To the extent that performance requirements are applicable to such Stock Grant, such requirement shall be deemed satisfied but the Participant shall receive only a pro-rata portion of such Stock Grant. Such pro-rata portion shall be determined based on the portion of the performance measurement period which has been completed at the time of the Change in Control.

         (c) Termination of Service for Other Reasons. If a Participant terminates service prior to a Change in Control of the Company for reasons other than death, Disability or Retirement, all outstanding Stock Grants shall be forfeited by such Participant.

8.       NON-STATUTORY STOCK OPTIONS.
         ----------------------------

         8.1      Grant of Non-statutory Stock Options.

         (a) Grants to Employees and Directors. The Committee may, from time to time, grant Non-statutory Stock Options to Employees and Directors.

         (b) Terms of Non-Statutory Options. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

                  (i) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined on the date the option is granted. Such purchase price shall be the Fair Market Value of the Company's Common Stock on the Date of Grant or such greater amount as determined by the Committee. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company held by the Participant for at least six (6) months at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(m) of the Plan. The Participant may make deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates.

                  (ii) Terms of Options. The Committee shall determine the period during which each Non-statutory Stock Option may be exercised. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable and may provide that a Non-statutory Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part.

         Notwithstanding the above, in the event of a Change in Control of the Company, all Non-statutory Stock Options shall become immediately exercisable.

                  (iii) Termination of Service.

                  Upon the termination of a Participant's service for any reason other than death, Disability, Retirement or Termination for Cause, or following a Change in Control, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of six months following termination.

                  In the event of Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire upon termination.

                  In the event of the death, Disability or Retirement of any Participant or a Change in Control, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year, or in the event of Retirement, such longer period up to three years as is specified by the Committee.

                  (iv) Securities Law Requirements. No Non-statutory Stock Option granted under this Plan may be exercised unless, at the time of exercise, Common Stock to be issued qualifies for exemption from, or is registered pursuant to, applicable federal and state securities laws. In the event there shall not then be on file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, an effective registration statement, including a prospectus relating to the shares subject to the Non-statutory Stock Option, the Committee may require the Participant to execute and deliver to the Company prior to receipt by such Participant of any such shares under this Plan, an investment letter in form and substance satisfactory to the Company.

                  (v) Withholding. As a condition to the exercise of any Non-statutory Stock Option granted hereunder, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. Such arrangements may include the deduction of any such required withholding from any payments due or to become due to the Participant.

                  (vi) Reload Option. If the Committee permits, and a Participant pays for all or any portion of the aggregate Non-statutory Stock Option exercise price with shares of Common Stock or withholding a number of shares upon exercise of an Non-statutory Stock Option, the Committee may grant a reload Non-statutory Stock Option. Such reload Non-statutory Stock Option may grant the Participant a new Non-statutory Stock Option for the number of shares of Common Stock equal to the number tendered as consideration for the purchase of shares under the former Non-statutory Stock Option under terms satisfactory to the Committee.

                  (vii) Options Issued Pursuant to 2003 Plan. Any holder of any option issued pursuant to that certain 2003 Nonqualified Stock Option Plan of BioForce Nanosciences, Inc., a Delaware Corporation, which, pursuant to the Merger Agreement, is on the Effective Date converted into an option to purchase shares of Common Stock of the Company, shall be deemed to have been granted a Non-statutory Stock Option subject to this Plan. In the conversion the exercise price and number of options shall be adjusted so that there is no material change in the value of any Option. Nothing in the conversion shall increase any participant's rights under an Option which would cause the Plan to be subject to Code Section 409A.

9.       INCENTIVE STOCK OPTIONS.
         ------------------------

         9.1      Grant of Incentive Stock Options.

         The Committee may, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the Date of Grant. However, if a Participant owns Common Stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company (or under Section 425(d) of the Code is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock) the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(m). The Participant may make deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates.

         (b) Amounts of Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 9.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 9.1 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option.

         (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee, the Employee owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant.

         No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee to whom it is granted.

         The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code.

         Notwithstanding the above, in the event of a Change in Control of the Company all Incentive Stock Options shall become immediately exercisable.

         (d) Termination of Service. Upon the termination of a Participant's service for any reason other than death, Disability, Retirement, Termination for Cause or following a Change in Control, the Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of six months following termination; provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more then three months following the date of the Participant's cessation of employment.

         In  the  event  of  Termination   for  Cause,   all  rights  under  the
Participant's Incentive Stock Options shall expire upon termination.

         In the event of death, Disability or Retirement of any Employee, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries for one year following the date of the Participant's death, Retirement or cessation of employment due to Disability or, in the event of Retirement, such longer period of up to three years as is specified by the Committee; provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's cessation of employment.

         Upon termination of the Participant's service following a Change in Control, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of Participant's cessation of employment; provided however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's cessation of employment.

         The Committee, at the time of grant or thereafter, may extend the period of Incentive Stock Option exercise on a Participant's termination of service to a period not exceeding 5 years, provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the

Participant's cessation of employment. Notwithstanding anything to the contrary contained herein, in no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (e) Compliance with Code. The options granted under this Section 9 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code.


10.      RIGHTS OF A SHAREHOLDER; LIMITED TRANSFERABILITY.
         -------------------------------------------------

         No Participant shall have any rights as a shareholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue as a Director of the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer, Employee, or Director at any time.

         No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Participant to whom it is granted.

         Non-statutory Stock Options granted hereunder may be exercised only during a Participant's lifetime by the Participant, the Participant's guardian or legal representative or by a permissible transferee. Non-statutory Stock Options shall be transferable by Participants pursuant to the laws of descent and distribution upon a Participant's death, and during a Participant's lifetime, Non-statutory Stock Options shall be transferable by Participants to members of their immediate family, trusts for the benefit of members of their immediate family, and charitable institutions ("permissible transferee") to the extent permitted under Section 16 of the Exchange Act and subject to federal and state securities laws. The term "immediate family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, sister-in-law, or brother-in-law and shall include adoptive relationships.

         The  Committee   shall  have  the  authority  to  establish  rules  and
regulations specifically governing the transfer of Options granted under this Plan as it deems necessary and advisable.


11.      AGREEMENT WITH GRANTEES.
         ------------------------

         Each Award of Options will be evidenced by a written agreement, executed by the Participant and the Company or its Subsidiaries or Affiliates which describes the conditions for receiving the Options including the date of Option Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by applicable securities law.

         The proper officers of the Company shall advise each Participant who is awarded a Stock Grant in writing, of the number of shares to which it pertains and the terms and conditions and any restrictions or performance requirements applicable to such Stock Grant; provided they are not inconsistent with the terms, conditions and provisions of the Plan.


12.      RESTRICTIONS ON SHARES.
         -----------------------

         The Committee may require before any shares of Common Stock are issued pursuant to this Plan, that the Participant agrees to subject the shares to such holding periods and restrictions as are determined by the Committee.


13.      PERFORMANCE BASED COMPENSATION.
         -------------------------------

         (a) In General. All Non-statutory Stock Options and Incentive Stock Options are intended to be performance based compensation, within the meaning of the Code Section 162(m)(4)(C) and such Options shall conform to the requirements of Code Section 162(m)(4)(C) and the regulations thereunder. The Committee may, in its discretion, make Stock Grants performance based compensation within the meaning of IRC ss.162(m)(4)(C).

         With  respect  to  Stock  Grants,  that  are  intended  to  qualify  as
"performance based" within the meaning of Code Section 162(m)(4)(C), the Committee shall (i) establish in writing the applicable objective performance goals and all related terms no later than 90 days after the commencement of the period of service to which the performance goals relate (or such earlier or later date as may be applicable deadline for compensation payable hereunder to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C)), and (ii) designate the Awards that are to qualify as "performance based" with the meaning of Code Section 162(m)(4)(C). After the period over which the performance goals are measured, the Committee shall certify that such performance goals are satisfied and may adjust the Award downward but not upward.

         (b) Performance Goals. The performance goals to be used for purposes of grants which are intended to qualify as performance based compensation within the meaning of Code Section 162(m)(4)(C) shall be based on the following measures:

(1) Earnings per share;

(2) Net income (before or after taxes);

(3) Net income from continuing operations;

(4) Return measures (including, but not limited to, return on assets, equity, capital or investment);

(5) Cash flow (including, but not limited to, operating cash flow and free cash flow);

(6) Cash flow return on investment;

(7) Earnings before or after taxes, interest, depreciation and/or amortization;

(8) Internal rate of return or increase in net present value;

(9) Dividend payments;

(10) Gross revenues;

(11) Gross margins;

(12) Internal measures such as achieving a diverse workforce.


14.      DESIGNATION OF BENEFICIARY.
         ---------------------------

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.


15.      DILUTION AND OTHER ADJUSTMENTS.
         -------------------------------

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.


16.      WITHHOLDING.
         ------------

         There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.


17.      TERMINATION AND AMENDMENT OF THE PLAN.
         --------------------------------------

         The Board of Directors may at any time, and from time to time, terminate, modify or amend the Plan in any respect.

         The Board may determine that shareholder approval of any amendment to this Plan may be advisable for any reason, including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

         Such termination, modification or amendment may not affect the rights of a Participant under an outstanding Award, except the Board may, prior to a Change in Control, terminate the Plan in connection with a Change in Control and make a cash payment to all Participants with respect to Options equal to the difference between the Fair Market Value of the Common Stock on the date of the Change in Control and the exercise price per share of an Option on the Date of Grant.


18.      EFFECTIVE DATE OF PLAN.
         -----------------------

         The Plan shall become effective as of the Effective Date, provided that the Plan is approved by shareholders of the Company as required by the Merger Agreement. The Plan also shall be presented to shareholders of the Company for ratification for purposes of: (i) satisfying one of the requirements of Section 422 of the Code governing the tax treatment for Incentive Stock Options; and
(ii) establishing or maintaining listing on a stock exchange or system.


19.      TERMINATION OF THE PLAN.
         ------------------------

         No Awards under the Plan shall be granted more than ten (10) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time. No termination shall, without the consent of a Participant, adversely affect such individual's rights under a previously granted award without such Participants consent, except that the Company may, in connection with a Change in Control, require all awards to be surrendered for a cash payment equal to the value of the Award, which in the case of an Option is the difference between the price at which the share can be purchased pursuant to the Option and the fair market value of the Common Stock at the time of the Change in Control.


20.      UNCERTIFIED SHARES.
         -------------------

         To the extent the Plan provides for the issuance of stock certificates with respect to Common Stock, the Company, in lieu thereof, record the shares on a non-certified basis on a book entry account maintain by the Company's Transfer Agent.

21.      APPLICABLE LAW.
         ---------------

         The Plan will be administered in accordance with the laws of the State of Wisconsin to the extent not preempted by Federal law as now or hereafter in effect.

22. COMPLIANCE WITH SECTION 16.

         With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.




------------------------------              ------------------------------
Date Adopted                                  (Signature)
                                              Title


------------------------------              ------------------------------
Date Approved by Shareholders                 Secretary

                                                                   APPENDIX "C"
                                                                   ------------

                          AGREEMENT AND PLAN OF MERGER

                                      Among

                          SILVER RIVER VENTURES, INC.,

                        SILVER RIVER ACQUISITIONS, INC.,

                           BIOFORCE NANOSCIENCES, INC.

                                       AND

                     H. DEWORTH WILLIAMS AND EDWARD F. COWLE

                          AGREEMENT AND PLAN OF MERGER

       THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of this 30th day of November 2005 by and among SILVER RIVER VENTURES, INC., a Nevada Corporation ("Silver River"), SILVER RIVER ACQUISITIONS, INC., a Nevada corporation ("Merger Sub"), BIOFORCE NANOSCIENCES, INC., a Delaware corporation ("BioForce") and H. Deworth Williams and Edward F. Cowle, principal stockholders of Silver River who will make certain representations, warranties and covenants herein ("Principal Stockholders") (the "SR Stockholders").

       WHEREAS, Silver River desires to acquire BioForce as a wholly owned subsidiary and to issue shares of Silver River common stock to the security holders of BioForce upon the terms and conditions set forth herein. Merger Sub is a newly-created, wholly-owned subsidiary corporation of Silver River that will be merged with and into BioForce, whereupon BioForce will be the surviving corporation and will become the wholly owned subsidiary of Silver River. Merger Sub and BioForce are sometimes collectively hereinafter referred to herein as the "Constituent Corporations");

       WHEREAS, the boards of directors of Silver River, Merger Sub and BioForce, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that Merger Sub merges with and into BioForce pursuant to this Agreement and the Certificate of Merger (in the form attached hereto as Attachment "A") and pursuant to applicable provisions of law (such transaction is hereafter referred to as the "Merger");

       WHEREAS, the SR Stockholders own, beneficially and of record, 1,746,610 shares of common stock of Silver River, representing 87.3% of the issued and outstanding common stock of Silver River; and

       WHEREAS, each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection with the transactions contemplated herein and also to prescribe various conditions thereto.

       NOW THEREFORE, in consideration of the premises, mutual covenants set out herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

       SECTION 1 Acquisition of BioForce Nanosciences, Inc. The parties to this Agreement do hereby agree that Merger Sub will be merged with and into BioForce upon the terms and conditions set forth herein and in accordance with the provisions of the Nevada Revised Statutes ("NRS") and the Delaware General Corporation Law (the "DGCL"). It is the intention of the parties hereto that this transaction qualifies as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

       SECTION 2 Terms of Merger. In accordance with the provisions of this Agreement and the requirements of applicable law, Merger Sub will be merged with and into BioForce as of the Effective Time of the Merger (the terms "Closing" and "Effective Time of the Merger" are defined in Section 6 hereof). BioForce will be the surviving corporation (hereinafter sometimes referred to as the

"Surviving Corporation") and the separate existence of Merger Sub will cease at the Effective Time of the Merger. BioForce, as the Surviving Corporation, will succeed to and assume all the rights and obligations of Merger Sub in accordance with the NRS and the DGCL, as described below. Consummation of the Merger will be upon the following terms and subject to the conditions set forth herein:

       (a) Corporate Existence. Commencing at the Effective Time of the Merger, the separate corporate existence of Merger Sub will cease and the Surviving Corporation will continue its corporate existence as a Delaware corporation; and
             (i) it will thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations;

             (ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations will, except as otherwise set forth herein, be taken and deemed to be transferred to and will be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and

             (iii) all  rights of  creditors  and all  liens,  if any,  upon any property of any of the Constituent Corporations will be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Time of the Merger, and all debts, liabilities and duties of the Constituent Corporations will thenceforth attach to the Surviving Corporation.

       (b) Effective Time of the Merger. At the Effective Time of the Merger,

             (i) the Certificate of Incorporation and the Bylaws of BioForce, as existing and in effect immediately prior to the Effective Time of the Merger, will be and remain the Certificate of Incorporation and Bylaws of the Surviving Corporation;

             (ii) the members of the Board of Directors of BioForce holding office immediately prior to the Effective Time of the Merger will remain as the members of the Board of Directors of the Surviving Corporation until their respective successors are elected or appointed and qualified (if on or after the Effective Time of the Merger a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the Bylaws of the Surviving Corporation); and

             (iii) until the Board of  Directors  of the  Surviving  Corporation
                   otherwise determines, all persons who hold offices of BioForce at the Effective Time of the Merger will continue to hold the same offices of the Surviving Corporation.

       (c) Conversion of Securities. At the Effective Time of the Merger and without any action on the part of Silver River, Merger Sub, BioForce or the holders of any of the securities of any of these corporations, each of the following will occur:

             (i) The 13,397,425 shares of BioForce common stock issued and outstanding immediately prior to the Effective Time of the Merger, which amount includes shares to be issued by BioForce prior to the Closing upon the conversion of certain outstanding options and warrants to acquire shares of Bio

                    Force common stock, will be converted into the right to receive an aggregate of 16,000,000 shares of Silver River common stock, which shares will reflect the two (2) shares for one (1) share forward stock split to be effected prior to the Closing of the Merger and as depicted in Section 4(d) below. Accordingly, each one (1) share of BioForce common stock is to be converted into the right to receive 1.19426 shares of Silver River common stock (the "Conversion Ratio"). No fraction of any share of Silver River common stock will be issued to any former holder of BioForce common stock; rather, the number of shares of Silver River common stock otherwise issuable, if other than a whole number, will be rounded to the nearest whole number. The holders of such certificates previously evidencing shares of BioForce common stock outstanding immediately prior to the Effective Time of the Merger will cease to have any rights with respect to such shares of BioForce's common stock except as otherwise provided herein or by law. (ii) Any shares of BioForce capital stock held in the treasury of BioForce immediately prior to the Effective Time of the Merger will automatically be canceled and extinguished without any conversion thereof and no payment will be made with respect thereto. At the Effective Time of the Merger, the stock transfer books of BioForce will be closed and thereafter, there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of any shares of BioForce common stock which were outstanding immediately prior to the Effective Time.

             (iii) Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time of the Merger will remain in existence as one share of common stock of the Surviving Corporation, which will be owned by Silver River.

             (v) The 1,999,975 shares of Silver River common stock issued and outstanding prior to the Merger, which shares will be increased to 3,999,950 shares as a result of the 2 shares for 1 share Forward Stock Split described in Section 2(d) below, will remain issued and outstanding after the Effective Time of the Merger.

       (d) Forward Stock Split. Prior to the Closing of the Merger, Silver River will take all requisite and necessary action to effect a forward stock split (the "Forward Stock Split") of its issued and outstanding shares of common stock on a 2 shares for 1 share basis, the effect of which will increase the number of issued and outstanding shares of Silver River common stock to 3,999,950 shares. In connection with the Forward Stock
       Split, no fraction of any share Silver River Shares will be issued; rather, the number of shares otherwise issuable, if other than a whole number, will be rounded up to the next whole number.

       (e) Restricted Securities.

             (i) None of the shares of Silver River common stock into which the shares of BioForce common stock are to be converted will, at the Effective Time of the Merger, be registered under the Securities Act of 1933, as amended (the "Securities Act") but, rather, will be deemed to have been issued pursuant to an exemption or exemptions therefrom (subject to the satisfaction of certain other terms and conditions hereof) and will be considered "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. All shares of Silver River common stock to be issued pursuant to this Agreement will be exempt from registration under the Securities Act pursuant to Section 4(2) of that Act and Regulation D - Rule 506 and/or Regulation S promulgated thereunder, and certificates representing the shares will bear a restrictive legend worded substantially as follows and as may otherwise be required:

                         "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the corporation."

            (ii) At the Closing, Silver River will direct its transfer agent to record, as soon as practicable after the Closing, the issuance of Silver River common stock to the holders of BioForce's common stock pursuant to the provisions set forth above. The transfer agent will annotate its records to reflect the restrictions on transfer embodied in the legend set forth above. There will be no requirement of Silver River to register under the Securities Act any shares of Silver River common stock in connection with the Merger.

       (f)   Other Matters.

             (i) mmediately prior to the Effective Time of the Merger, BioForce will have no more than 14,785,588 shares of BioForce common stock issued and outstanding, which may include the 13,397,425 shares of BioForce common stock referenced in Section 2(c)(i) above and 1,388,163 shares of BioForce common stock which may be issued upon exercise or conversion of certain options and warrants outstanding on the date hereof. Immediately prior to the Effective Time of the Merger, Silver River will have no more than 3,999,950 shares of Silver River common stock and no other series of common stock issued and outstanding.

             (ii) From and after the Closing and with a view to making available to holders of Silver River common stock issuable hereunder the benefits of Rule 144 of the Securities Act, or any other similar rule or regulation of the Securities and Exchange Commission ("SEC"), Silver River will take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to Silver River common stock and furnish to any holder of Silver River common stock forthwith, upon request, a written statement by Silver River as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of Silver River as filed with the SEC and such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such Silver River common stock without registration, upon satisfaction of all applicable provisions of Rule 144.

                    Silver River agrees to facilitate and expedite transfers of the shares of Silver River common stock pursuant to Rule 144 under the Securities Act, which efforts will include timely notice to its transfer agent to expedite such transfers of such shares.

             (iii) Immediately prior to the Closing, the Silver River Board of Directors will nominate and elect to the Silver River Board, Eric Henderson, Jean-Jacques Sunier and Larry Gold, effective immediately upon the Closing, and Silver River will cause all of the persons then serving as directors and officers of Silver River immediately prior to the Closing to tender their resignations as directors and executive officers of Silver River, effective immediately upon the Closing. Following the Closing, the Silver River Board will be granted the right to appoint up to three additional Directors to the Silver River Board of Directors. All such directors shall serve in such capacities until the next meeting of stockholders of Silver River at which directors are elected.

            (iv)    The parties hereto  acknowledge  and agree that,  subject to
                    Section 2(g), at the Closing of this Agreement, Williams Investment Company, a private company having its principal offices in Salt Lake City, Utah will have earned and be entitled to a one-time fee of $250,000 in consideration for certain services rendered in connection with the consummation of this Agreement and other services. Silver River and BioForce agree that the $250,000 fee is to be paid as set forth below in Section 2(g) below.

             (v)    Following  the  Closing  of this  Agreement,  as  defined in
                    Section 2(g) below, current holders of BioForce stock options and warrants will have their options and warrants converted into new options and warrants, exercisable to purchase shares of Silver River common stock, on terms and conditions equivalent to the existing terms and conditions of the respective BioForce options and/or warrants. The parties hereto acknowledge and agree that the maximum number of shares of Silver River common stock to be available for the conversion of existing BioForce stock options and warrants following the Closing will be 1,657,828 shares. This number has been determined by taking the maximum number of BioForce shares (1,388,163) into which the existing BioForce stock options and warrants may be converted and multiplying by 1.19426 (Conversion Ratio). Also, each new option or warrant will be exercisable or convertible into a number of Silver River shares equal to the number of BioForce shares subject to the existing option or warrant, multiplied by the Conversion Ratio. Further, the exercise price per shares for each new option or warrant to purchase Silver River shares will equal the conversion price per share of the existing BioForce options or warrants, divided by the Conversion Ratio. -

            (vi) If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of Silver River are hereby fully authorized to take, and will use their reasonable efforts to take, all such lawful and necessary action.

       (g)   Financing.

             (i) Following the execution of this Agreement, the parties hereto agree that Silver River will use its best efforts to arrange for financing in the form of a private placement of its securities for a minimum of $2.5 million and a maximum of $6.0 million for the benefit of BioForce and Silver River (the "Private Placement"). The parties hereto further agree that Williams Investment Company will assist in arranging for this financing. Williams Investment Company will participate only as a finder in any prospective financing and will not negotiate for or participate in the actual sale of any securities.

             (ii) The Private Placement will be made pursuant to an equity-based security in the form of a "Unit," each Unit consisting of one share of Silver River common stock (post-split) and one stock purchase warrant to purchase one additional share of Silver River common stock (post-split). Each Unit will be offered at a price of $1.50 per Unit. Each common stock purchase warrant included in the Unit will entitle the holder to purchase one additional share of Silver River common stock at the price of $1.75 per share for a 45-day period beginning on the effective date of the registration statement described in Section 2(g)(vi) below, and each common stock purchase warrant will expire if unexercised at the end of such 45-day period. All other terms of the Private Placement and the warrants shall be approved by BioForce in its reasonable discretion.

             (iii) In connection with the Private Placement, BioForce agrees to assist Silver River in the preparation of a confidential private placement memorandum (the "PPM") to be used in connection with the offering of Units and to provide Silver River with all information, documents and financial statements with respect to BioForce required and necessary to be included in the PPM.

             (iv) All funds realized from the Private Placement financing will be placed into a special escrow account with an escrow agent reasonably acceptable to both Silver River and BioForce until both (A) the minimum of $2,500,000 in gross proceeds has been realized pursuant to the Private Placement and (B) the Merger has been completed and the Closing of this Agreement has occurred. Upon the satisfaction of the above criteria, the funds will be released to BioForce and Silver River.


             (v) Upon realizing the minimum $2,500,000 in gross proceeds from the Private Placement and effecting the Closing of this Agreement, the $250,000 one-time fee described in Section 2(f)(iv) above will be payable to Williams Investment Company and the parties hereto agree that the fee will be paid immediately upon the escrowed funds being released from the special escrow account.

            (vi) Following completion of the Private Placement and the Closing of this Agreement, the parties hereto agree to use their best effort to cause Silver River to prepare and file with the SEC a registration statement on Form SB-2, or other equivalent and appropriate form, relating to certain issued and outstanding shares of Silver River common stock. Those shares of Silver River common stock that may be included in the registration statement will be (x) shares of Silver River common stock included within the Units sold pursuant to the Private Placement, including those shares of common stock underlying the stock purchase warrants; (y) shares of certain current BioForce stockholders that have existing registration rights relating to their BioForce shares and who will receive Silver River shares pursuant to the Merger; and (z) such other shares as may be determined by the Silver River Board of Directors following the Closing.

       SECTION 3 Delivery of Shares. On or as soon as practicable after the Effective Time of the Merger, BioForce will use reasonable efforts to cause all holders of BioForce's common stock (the "BioForce Stockholders") to surrender to Silver River's transfer agent for cancellation certificates representing their shares of BioForce's common stock, against delivery of certificates representing the shares of Silver River common stock for which BioForce's common stock is to be converted in the Merger pursuant to Section 2 hereof. Each of the BioForce Stockholders will be required, prior to or upon surrender of their BioForce common stock, to deliver to Silver River an "investment letter" or other written instrument acceptable to the parties hereto, providing, among other things, whether or not the investor is an "accredited investor" as defined under Regulation D of the Securities Act, and whether or not the investor is a "U.S. Person" as defined by Regulation S of the Securities Act. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Time of the Merger, represented BioForce common stock, will be deemed for all corporate purposes to evidence ownership of the same number of shares of Silver River common stock into which the shares of BioForce common stock represented by such BioForce certificate will have been so converted.

       SECTION 4 Representations of BioForce. BioForce hereby makes as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

       (a) As of the date hereof and for the purpose of this Agreement, the total number of shares of BioForce common stock issued and outstanding is 13,397,425 shares, which amount includes shares to be issued by BioForce prior to the Closing upon the conversion of certain outstanding options and warrants to acquire shares of Bio Force common stock.

       (b) BioForce common stock constitutes duly authorized and validly issued shares of common stock of BioForce. All shares are fully paid and nonassessable.

       (c) The audited financial statements of BioForce as of and for the year ended December 31, 2004 and unaudited interim financial statements of BioForce for the period ended October 31, 2005, which have been delivered to Silver River, or will be delivered prior to the Closing (hereinafter referred to as the "BioForce Financial Statements"), fairly present the financial condition of BioForce as of the dates thereof and the results of its operations for the periods covered thereby. Other than as set forth in any schedule or exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in BioForce Financial Statements or in any exhibit or notes thereto other than contracts or obligations occurring in the ordinary course of business since October 31, 2005; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of BioForce as reflected in BioForce Financial Statements. BioForce has, or will have at the Closing, good title to all assets, properties or contracts shown on BioForce Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record.

       (d) Except as disclosed in writing to Silver River, since October 31, 2005, there has not been any material adverse changes in the financial position of BioForce except changes arising in the ordinary course of business, which changes will not materially and adversely affect the financial position of BioForce.

       (e) Except as and to the extent set forth in Attachment 4(e), BioForce is not a party to any material pending litigation or, to the knowledge of its executive officers (herein, the "BioForce's Knowledge"), any governmental investigation or proceeding, not reflected in BioForce Financial Statements, and, to BioForce's Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened in writing against BioForce.

       (f) Neither BioForce nor any of its officers, employees or agents, nor any other person acting on behalf of BioForce, has directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any person who is or may be in a position to help or hinder BioForce's business, or assist it in connection with any actual or proposed transaction, which (i) might be reasonably expected to subject it to any material damage or penalty in any action or to have a material adverse effect on BioForce or its business, assets, properties, financial condition or results of operations (a "Material Adverse
       Effect"), (ii) if not given in the past, might have reasonably been expected to have had a Material Adverse Effect, or (iii) if not continued in the future, might be reasonably expected to have a Material Adverse Effect or to subject BioForce to material suit or penalty in any action.

       (g) BioForce is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified, except where the failure to so qualify would have no Material Adverse Effect.

       (h) BioForce has, or by the Effective Time of the Merger will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Time of the Merger.

       (i) BioForce has not materially breached any material agreement to which it is a party. BioForce has previously given Silver River copies of or access to all material contracts, commitments and/or agreements to which BioForce is a party.

       (j) BioForce has the requisite corporate power and authority to enter into this Agreement together with such other agreements and documents requisite to this Agreement (the "Transaction Documents") to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been, or will prior to the Closing and the Effective Time of the Merger be, duly authorized by BioForce's Board of Directors and by BioForce's stockholders (if necessary). The execution of this Agreement and other Transaction Documents does not materially violate or breach any material agreement or contract to which BioForce is a party, and BioForce, to the extent required, has, or will have by Closing, obtained all necessary approvals or consents required by any agreement to which BioForce is a party. The execution and performance of this Agreement and other Transaction Documents will not violate or conflict with any provision of BioForce's Certificate of Incorporation in effect as of the date hereof, or Bylaws of BioForce.

       (k) Information regarding BioForce which has been delivered by BioForce to Silver River for use in connection with the Merger, including the preparation of the Information Statement and the PPM, was, at the time provided, to BioForce's Knowledge, true and accurate in all material respects.

       (l) To BioForce's Knowledge, BioForce has and at the Closing will have, disclosed in writing to Silver River all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of BioForce.

       (m) To BioForce's Knowledge BioForce is, and has been in material compliance with, and BioForce has conducted any business previously owned or operated by it in material compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance in the aggregate has not had, and would not be reasonably expected to have, a Material Adverse Effect. BioForce has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or claims threatened in writing in connection therewith.

       (n) To BioForce's Knowledge without limiting the foregoing, (i) BioForce and any other person or entity for whose conduct BioForce is legally held responsible are and have been in material compliance with all applicable federal, state, regional, local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control, and (ii) neither BioForce nor any other person for whose conduct BioForce is legally held responsible has manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of BioForce's properties or in connection with BioForce's operations.

       (o) Except as, and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against it as to amount in the latest balance sheet contained in BioForce Financial Statements, there is no basis for any assertion against BioForce of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement or other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby or thereby will

             (i) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from BioForce to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of BioForce;

            (ii) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of BioForce; or

             (iii) result in the acceleration of the time of payment or vesting of any such benefits.

       (p) Except as disclosed to Silver River in writing and annexed hereto as Attachment 4(p), to BioForce's Knowledge BioForce has no material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects, or otherwise. For purposes of this Section 4(p), "material" means payment or performance of a contract, commitment, arrangement or understanding in the ordinary course of business, which is expected to involve payments from BioForce to any third party in excess of $100,000.

       (q) To BioForce's Knowledge, no representation or warranty by BioForce contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. Except as specifically indicated elsewhere in this Agreement, all documents delivered by BioForce in connection herewith have been and will be complete originals, or exact copies thereof.

       SECTION 5 Representations of Silver River, Merger Sub and the SR Stockholders. Silver River, Merger Sub and the SR Stockholders hereby make jointly and severally, as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

       (a) As of the date hereof and the Effective Time of the Merger, the shares of Silver River common stock to be issued and delivered to the security holders of BioForce hereunder and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of Silver River common stock, free of all liens and encumbrances.

       (b) Each of Silver River and Merger Sub has the requisite corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been or will prior to the Closing and the Effective Time of the Merger be duly authorized by the respective Boards of Directors of Silver River and Merger Sub and by Silver River as the sole stockholder of Merger Sub, and
       (ii) except as set forth in Section 7(e) hereof, do not have to be approved or authorized by the stockholders of Silver River. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Silver River, Merger Sub or the SR Stockholders is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to Silver River, Merger Sub or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Certificates of Incorporation or Bylaws of either Silver River or Merger Sub. Each of the SR Stockholders is an individual and each has the authority and capacity to enter into and execute this Agreement and to be obligated to the terms and conditions set forth herein.

       (c) Silver River has delivered to BioForce a true and complete copy of its audited financial statements for the fiscal years ended December 31, 2004, and 2003, and unaudited financial statements for the nine-month period ended September 30, 2005 (the "Silver River Financial
       Statements"). The Silver River Financial Statements are complete, accurate and fairly present the financial condition of Silver River as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The Silver River Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Silver River as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. Silver River agrees to provide updated quarterly financial statements as required by the SEC. Merger Sub has no financial statements because it was recently formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger and it has no assets, liabilities, contracts or obligations of any kind other than as incurred in the ordinary course in connection with its incorporation in Nevada. Silver River has no subsidiaries or affiliates except for Merger Sub and Merger Sub has no subsidiaries or affiliates.

       (d) Since September 30, 2005, there have not been any material adverse changes in the business, financial condition or results of operation of Silver River. At the Closing, neither Silver River nor Merger Sub will have any material assets and neither such corporation now has, nor will it have, any liabilities of any kind other than those reflected in the most recent balance sheet set forth in the Silver River Financial Statements and any costs or liabilities incurred in connection with the Merger (which costs and liabilities, including those liabilities reflected in the most recent balance sheet set forth in the Silver River Financial Statements, collectively will be paid in full by Silver River prior to the Closing so that at Closing, Silver River has no outstanding liabilities).

       (e) Neither Silver River nor Merger Sub is a party to, or the subject of, any material pending litigation, claims, or governmental investigation or proceeding not reflected in the Silver River Financial Statements, and to the knowledge of the executive officers of Silver River and of the SR Stockholders (herein "Silver River's Knowledge"), there are no material lawsuits, claims, assessments, investigations, or similar matters, threatened in writing against Merger Sub, Silver River, or the management or properties of Silver River or Merger Sub.

       (f) Silver River and Merger Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the State of Nevada.

       (g) To Silver River's Knowledge, Silver River and Merger Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the Silver River Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received. Neither Silver River nor Merger Sub is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation. Neither Silver River nor Merger Sub is deemed to be an "S Corporation" as defined by Internal Revenue Code of 1986, as amended.

       (h) As of the date of this Agreement, Silver River's authorized capital stock consists solely of 100,000,000 shares of common stock, $0.001 par value, of which 1,999,975 shares are presently issued and outstanding. Prior to the Closing, Silver River will have outstanding 1,999,975 shares of common stock (prior to the Forward Stock Split) and no other capital stock. Prior to the Closing, Silver River will amend its Certificate of Incorporation to increase its authorized capitalization to include 10,000,000 shares of "blank check" preferred stock, and to reflect the 2 shares for 1 share forward stock split to be effected prior to the Closing. Merger Sub's capitalization consists solely of 1,000 authorized shares of $0.001 par value common stock ("Merger Sub's Common Stock"), of which 1,000 shares are outstanding, all of which are owned by Silver River, free and clear of all liens, claims and encumbrances. All outstanding shares of common stock of Silver River and Merger Sub are, and will be at the Closing, duly authorized, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either Silver River or Merger Sub.

       (i) The financial records, minute books, and other documents and records of Silver River and Merger Sub have been made available to BioForce prior to the Closing The records and documents of Silver River and Merger Sub that have been delivered to BioForce constitute all of the material records and documents of Silver River and Merger Sub that they are aware of or that are in their possession or in the possession of Silver River or Merger Sub.

       (j) Neither Silver River nor Merger Sub has materially breached any material agreement to which it is or has been a party. Prior to the execution of the Agreement, Silver River has given to BioForce copies or access to all material contracts, commitments and/or agreements to which Silver River is a party. There are no currently existing agreements with any affiliates, related or controlling persons or entities. Silver River has no leasehold interest or other ownership interest, and no obligations under any real estate or any mining claims.

       (k) Silver River has complied with all provisions relating to the issuance of shares and for the registration thereof under the Securities Act and all applicable state securities laws, or appropriate exemption from registration therefrom. To the best of Silver River's Knowledge, there are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws.

       (l) Silver River currently has no, and for the past five years has not had, any employees, consultants or independent contractors other than its attorneys, accountants and transfer agent. Geoff Williams, Nancy Ah Chong and Amber Evans are, and will be at the Closing, the sole directors and sole executive officers of Silver River, and Geoff Williams and Nancy Ah Chong will be at the Closing the sole directors and sole executive officers of Merger Sub.

       (m) Silver River and Merger Sub have, and at the Closing will have, disclosed in writing to BioForce all events, conditions and facts materially affecting the business, financial conditions, including any liabilities, contingent or otherwise, or results of operations of either Silver River or Merger Sub, since September 30, 2005.

       (n) To Silver River's Knowledge, Silver River was originally organized for the purposes of, and with a specific plan for the ownership and operations of mining claims. Subsequently, Silver River revised its business to seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses.

       (o) To Silver River's knowledge, all information regarding Silver River which has been provided to BioForce by Silver River, or set forth in any document or other communication, disseminated to any former, existing or potential stockholders of Silver River, to the public or filed with the SEC or any state securities regulators or authorities, is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations. Without limiting the generality of the foregoing, Silver River has filed all required reports, schedules, forms, statements and other documents with the SEC since the filing of its registration statement on Form 10-SB on December 14, 2004, including all filed reports, schedules, forms, statements and other documents whether or not required (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Silver River included in the SEC Documents are true and complete and comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

       (p) To Silver River's Knowledge, Silver River is and has been in compliance with, and Silver River has conducted any business owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations, including, but not limited to, the Sarbanes-Oxley Act of 2002, and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. Silver River has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith. To its Knowledge, Silver River has never conducted any operations or engaged in any business transactions of a material nature other than as set forth in the reports Silver River has previously filed with the SEC.

       (q) The certificates of the Chief Executive Officer and Principal Accounting Officer of Silver River required by Rules 13a-14 and 15d-14 of the Exchange Act or Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the SEC Documents, as applicable, are true and correct as of the date of this Agreement as they relate to a particular SEC Document, as though made as of the date of this Agreement. Silver River has established and maintains disclosure controls and procedures, has conducted the procedures in accordance with their terms and has otherwise operated in compliance with the requirements under Rules 13a-15 and 15d-15 of the Exchange Act.

       (r) Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the Silver River Financial Statements, there is no basis for any assertion against Silver River of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes, including e-commerce sales or other taxes, interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will

             (i) result in any payment, whether severance pay, unemployment compensation or otherwise, becoming due from Silver River to any person or entity, including without limitation any employee, director, officer;

            (ii) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate; or

             (iii) result in the acceleration of the time of payment or vesting of any such benefits.

       (s) To Silver River's Knowledge, no aspect of Silver River's business, operations or assets is of such a character as would restrict or otherwise hinder or impair Silver River from carrying on the business of Silver River as it is presently being conducted and as anticipated following consummation of the Merger.

       (t) To Silver River's Knowledge, other than retention of accountants, attorney, and transfer agent, Silver River has no other contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects or otherwise.

       (u) None of Silver River, Merger Sub or any other affiliate thereof has or maintains any employee benefit, bonus, incentive compensation, profit-sharing, equity, stock bonus, stock option, stock appreciation rights, restricted stock, other stock-based incentive, executive compensation agreement, employment agreement, deferred compensation, pension, stock purchase, employee stock ownership, savings, pension, retirement, supplemental retirement, employment related change-in-control, severance, salary continuation, layoff, welfare
       (including, without limitation, health, medical, prescription, dental, disability, salary continuation, life, accidental death, travel accident, and other insurance), vacation, holiday, sick leave, fringe benefit, or other benefit plan, program, or policy, whether qualified or nonqualified and any trust, escrow, or other agreement related thereto, covering any present or former employees, directors, or their respective dependents.

       (v) There are no actions, proceedings or investigations pending or, to Silver River's Knowledge after making appropriate investigation, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by Silver River or any predecessor in interest with the Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA") or any other Environmental Laws. To Silver River's Knowledge after due investigation;

             (i) there is no reasonable basis for the institution of any action, proceeding or investigation against Silver River under any Environmental Law;

            (ii) Silver River is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment;

           (iii) Silver River is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body;

            (iv) Silver River is in material compliance with all applicable Environmental Laws; and

             (v) no real property, now or in the past, used, owned, managed or controlled by Silver River contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (x) violates any Environmental Law, or (y) cannot be cleaned by ordinary reclamation procedures customary in the oil and gas industry.

       For purposes of this Agreement, "Environmental Laws" will mean any federal, state, local or municipal statute, ordinance or regulation, or order, ruling or other decision of any court, administrative agency or other governmental authority pertaining to the release of hazardous substances (as defined in CERCLA) into the environment.

       (w) To Silver River's Knowledge, no representation or warranty by Silver River or Merger Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. Except as specifically indicated elsewhere in this Agreement, all documents delivered by Silver River in connection herewith have been and will be complete originals, or exact copies thereof.

       SECTION 6 Closing. The Closing of the transactions contemplated herein will take place on such date (the "Closing") as mutually determined by the parties hereto, but no later than five (5) days after all conditions precedent have been satisfied or waived and all required documents have been delivered. The parties will use their reasonable commercial efforts to cause the Closing to occur on or before February 15, 2006. The "Effective Time of the Merger" will be that date and time specified in the Certificate of Merger as the date on which the Merger will become effective.

       SECTION 7 Actions Prior to Closing.

       (a) Prior to the Closing, BioForce on the one hand, and Silver River and Merger Sub on the other hand, will be entitled to make such investigations of the assets, properties, business and operations of the other party and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination will be conducted at reasonable times and under reasonable circumstances, and the parties hereto will cooperate fully therein. The representations and warranties contained in this Agreement will not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect. Until the Closing, the parties hereto and their respective affiliates will keep confidential and will not use in any manner inconsistent with the transactions contemplated by this Agreement any information or documents obtained from the other concerning its assets, properties, business or operations. If the Closing will not occur for any reason (including, without limitation, pursuant to a termination of this Agreement), the parties hereto and their respective affiliates will not disclose, nor use for their own benefit, any such information or documents obtained from the other, in either case, unless and to the extent

             (i) readily ascertainable from public or published information, or trade sources;

            (ii) received from a third party not under an obligation to such BioForce or Silver River, as the case may be, to keep such information confidential; or

           (iii) required by any applicable law, rule, regulation or court order.

       If the Closing does not occur for any reason, each of the parties and their respective affiliates will promptly return or destroy all such confidential information and compilations thereof as is practicable, and will certify such destruction or return to the other party.

       (b) Prior to the Closing, any written news releases or public disclosure by either party pertaining to this Agreement will be submitted to the other party for its review and approval prior to such release or disclosure, provided, however, that

             (i)    such approval will not be unreasonably withheld, and

            (ii) such review and approval will not be required of disclosures required to comply, in the judgment of counsel, with federal or state securities or corporate laws or policies.

       (c) Prior to the Effective Time of the Merger, Silver River will amend its Certificate of Incorporation in the form attached hereto as
       Attachment "A" to (i) increase its authorized capitalization to include 10,000,000 shares of "blank check" preferred stock, and (ii) change Silver River's corporate name to BioForce Nanosciences Holdings, Inc.

       (d) Except as contemplated by this Agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of Silver River common stock after the date hereof and there will be no dividends or other distributions paid on Silver River's common stock after the date hereof, in each case through and including the Effective Time of the Merger. Silver River and Merger Sub will conduct no business activities prior to the Closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby.

       (e) Silver River, acting through its Board of Directors, will authorize the effectuation of the 2 shares for 1 share Forward Stock Split and take all requisite and necessary action to finalize the stock split and, in accordance with applicable law, give notice of and submit for action by written consent of its stockholders;

             (i) an amendment to its Certificate of Incorporation to increase the authorized capitalization of Silver River to include 10,000,000 shares of "blank check" preferred stock;

             (ii) a proposal to prepare and approve an employee / directors incentive compensation plan and allocate 5,000,000 shares of Silver River common stock to the plan (the "BioForce Nanosciences Incentive Compensation Plan"); and

             (iii) an amendment to its Certificate of Incorporation to change Silver River's corporate name to BioForce Nanosciences Holdings, Inc.

       (f) Silver River will take the requisite and necessary actions to obtain the written consent for those actions discussed in Section 7(e) above as soon as practicable after the execution of this Agreement and, as promptly as practicable thereafter will:

             (i) prepare and file with the SEC a preliminary Information Statement to be disseminated by Silver River to its stockholders (the "Information Statement") relating to the matters stated above;

            (ii) take the appropriate action to obtain and furnish the information required by the SEC to be included in the definitive Information Statement; and

           (iii) after consultation with counsel to BioForce, respond promptly to any comments made by the SEC with respect to the preliminary Information Statement and cause the definitive Information Statement to be mailed to its stockholders as promptly as practicable following clearance from the SEC.

       (g) BioForce will provide to Silver River any information for inclusion in the Information Statement which may be required under applicable law and which is reasonably requested by Silver River. Each of BioForce, Silver River and Merger Sub, respectively, agree promptly to correct any information provided by any of them for use in the Information Statement if, and to the extent that, such information will have become false or misleading in any material respect and Silver River further agrees to take all necessary steps to cause the Information Statement as so corrected to be filed with the SEC and to be disseminated to its stockholders to the extent required by applicable federal securities laws.

       (h) Silver River hereby represents and warrants that the information supplied or to be supplied by Silver River for inclusion or incorporation by reference in (i) the Information Statement or (ii) the Other Filings (as defined below) will, at the respective times filed with the SEC and, in addition, in the case of the Information Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Information Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. BioForce hereby represents and warrants that the information supplied or to be supplied by BioForce for inclusion or incorporation by reference in the Information Statement or Other Filings will, at the respective times filed with the SEC and, in addition, in the case of the Information Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

       (i) As soon as practicable following the date hereof and following the Effective Time of the Merger, each of Silver River and BioForce will properly prepare and file any other filings required under the Exchange Act or any other federal, state or foreign law relating to the Merger (collectively, the "Other Filings").

       (j) Except as required by law, Silver River and Merger Sub will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the Merger not being satisfied. Without limiting the generality of the foregoing Silver River and Merger Sub will not take any action that would result in

             (i) any of its representations and warranties set forth in this Agreement that are qualified as to materiality becoming untrue, or

             (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect.

       (k) Silver River common stock will continue to be approved for quotation on the OTC Bulletin Board and Silver River will have continued to satisfy throughout the period from the date hereof through the Closing Date (i) its filing requirements under Section 13 of the Exchange Act and (ii) the requirements of Rule 15c2-11 as promulgated by the SEC under the Exchange Act.

       SECTION 8 Conditions Precedent to the Obligations of BioForce. All obligations of BioForce under this Agreement to effect the Merger and the other transactions contemplated hereby are subject to the fulfillment, prior to or as of the Closing and/or the Effective Time of the Merger, as indicated below, of each of the following conditions:

       (a) The representations and warranties by or on behalf of Silver River and Merger Sub contained in this Agreement, or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and Effective Time of the Merger as though such representations and warranties were made at and as of such time.

       (b) Silver River and Merger Sub will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing. No preliminary or permanent injunction or other order, decree or ruling issued by a court or other governmental authority of competent jurisdiction nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority of competent jurisdiction will be in effect which would have the effect of (i) making the consummation of the Merger illegal, or (ii) otherwise prohibiting the consummation of the Merger.

       (c) On or before the Closing, the directors of Silver River and Merger Sub, and Silver River as sole stockholder of Merger Sub, will have approved in accordance with applicable provisions of the NRS the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, and will have approved the amendment to its Certificate of Incorporation and the BioForce Nanosciences Incentive Compensation Plan and submitted the same for approval by the stockholders of Silver River, as required.

       (d) On or before the Closing, Silver River and Merger Sub will have delivered certified copies of resolutions of the sole stockholder and directors of Merger Sub and of the directors and stockholders of Silver River approving and authorizing:

             (i) the execution, delivery and performance of this Agreement and all necessary and proper actions to enable Silver River and Merger Sub to comply with the terms of this Agreement;

            (ii)    the  election  of  BioForce's   nominees  to  the  Board  of
                    Directors of Silver River and all matters outlined or contemplated herein;

           (iii)    the Forward Stock Split; and

            (iv) the submission of the amendment to the Certificate of Incorporation and the BioForce Nanosciences Incentive Compensation Plan to the stockholders of Silver River and the filing of the amendment to the Certificate of Incorporation upon approval thereof.

       (e) Prior to the Closing, either (x) Silver River must receive from each of the BioForce Stockholders an "investment letter" or other equivalent document providing whether or not the investor is an "accredited investor," as defined under Regulation D of the Securities Act, and whether or not the investor is a "U.S. Person," as defined under Regulation S of the Securities Act, and evidencing that no more than 35 BioForce Stockholders are U.S. Persons, but not accredited investors; or
       (y) in the alternative, if not all BioForce Stockholders deliver an investment letter or equivalent document, then the total number of BioForce Stockholders not delivering a letter plus the total number of BioForce Stockholders delivering a letter indicating that they are a U.S. Person, but not an accredited investor, may not exceed 35 persons.

       Each of the BioForce Stockholders delivering an investment letter must also agree that the shares of Silver River common stock to be issued in the Merger are, among other things

             (i) being acquired for investment purposes and not with a view to public resale;

            (ii)    being acquired for the investor's own account; and

           (iii) restricted and may not be resold, except in reliance of an exemption under the Act.

       (f) The Merger will be permitted by applicable state law and Silver River will have sufficient shares of its common stock authorized to complete the Merger at the Effective Time and the transactions contemplated hereby.

       (g) Prior to the Closing, Silver River will have sold a minimum of $2.5 million in the Private Placement and gross proceeds of at least $2.5 million will be held in the special escrow account as per the terms and conditions set forth in the PPM.

       (h) The amendment to the Certificate of Incorporation and BioForce Nanosciences Incentive Compensation Plan will have been approved by the requisite vote of the stockholders of Silver River, acting by written consent in lieu of a special meeting thereof, and the amendment to the Certificate of Incorporation will have been filed in accordance with the applicable requirements of the NRS.

       (i) At Closing, all of the directors and officers of Silver River and Merger Sub will have resigned in writing from their positions as directors and executive officers of Silver River and Merger Sub, respectively, effective upon the election and appointment of BioForce nominees, and the directors of Silver River will have taken such action as may be deemed necessary or desirable by BioForce regarding such election and appointment of the BioForce nominees.

       (j) At the Closing, all instruments and documents delivered by Silver River or Merger Sub, including to BioForce Stockholders pursuant to the provisions hereof, will be reasonably satisfactory to legal counsel for BioForce.

       (k) The capitalization of Silver River and Merger Sub will be the same as described in Section 5(h) above and will reflect the effectiveness of the amendment to the Certificate of Incorporation increasing Silver River's authorized capitalization.

       (l) The shares of Silver River common stock to be issued to BioForce Stockholders at Closing will be validly issued, nonassessable and fully paid under the applicable provisions of the NRS and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

       (m) BioForce will have received all necessary and required approvals and consents from required parties and from its stockholders.

       (n) At the Closing, Silver River and Merger Sub will have delivered to BioForce an opinion of Silver River's legal counsel dated as of the Closing to the effect that:

             (i) Each of Silver River and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (ii) Silver River and Merger Sub each has the corporate power to execute, deliver and perform its respective obligations under this Agreement;

           (iii) This Agreement has been duly authorized, executed and delivered by Silver River and Merger Sub and is a valid and binding obligation of Silver River and Merger Sub enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity;

            (iv) Silver River and Merger Sub each through its Board of Directors and/or stockholders, as required, have taken all corporate action necessary for performance under this Agreement;

             (v) The documents executed by Silver River and delivered to BioForce and BioForce Stockholders hereunder are valid and binding in accordance with their terms and vest in BioForce Stockholders all right, title and interest in and to the shares of Silver River's common stock to be issued pursuant to Section 2 hereof, and the shares of Silver River common stock when issued will be duly and validly issued, fully paid and nonassessable;

            (vi) The shares of Silver River common stock issued pursuant to this Agreement will be deemed "restricted securities" and may be sold or otherwise transferred upon the satisfaction of the provisions of Rule 144, or pursuant to any other appropriate exemption or registration under the Securities Act;

           (vii) Silver River has satisfied its reporting requirements pursuant to the Exchange Act and has fulfilled all disclosure obligations under such Act and applicable securities laws; and

          (viii) Current stockholders of Silver River common stock will have no appraisal or similar rights as a result of consummation of this Agreement and the transactions contemplated hereby.

       (o) BioForce will have completed its financial and legal due diligence investigation of Silver River with results thereof satisfactory to BioForce in its sole discretion.

       Section 9 Conditions Precedent to the Obligations of Silver River and Merger Sub. All obligations of Silver River and Merger Sub under this Agreement are subject to the fulfillment, prior to or at the Closing and/or the Effective Time of the Merger, of each of the following conditions:

       (a) The representations and warranties by BioForce contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and the Effective Time of the Merger as though such representations and warranties were made at and as of such times.

       (b) BioForce will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

       (c) On or before the Closing, the directors of BioForce will have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and will have submitted the same to the stockholders of BioForce.

       (d) On or before the Closing Date, BioForce will have delivered certified copies of resolutions of the stockholders and directors of BioForce approving and authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and authorizing all of the necessary and proper action to enable BioForce to comply with the terms of this Agreement.

       (e) The Merger will be permitted by applicable state law.

       (f) Prior to the Closing, either (x) Silver River must receive from each of the BioForce Stockholders an "investment letter" or other equivalent document providing whether or not the investor is an "accredited investor," as defined under Regulation D of the Securities Act, and whether or not the investor is a "U.S. Person," as defined under Regulation S of the Securities Act, and evidencing that no more than 35 BioForce Stockholders are U.S. Persons, but not accredited investors; or
       (y) in the alternative, if not all BioForce Stockholders deliver an investment letter or equivalent document, then the total number of BioForce Stockholders not delivering a letter plus the total number of BioForce Stockholders delivering a letter indicating that they are a U.S. Person, but not an accredited investor, may not exceed 35 persons.

       Each of the BioForce Stockholders delivering an investment letter must also agree that the shares of Silver River common stock to be issued in the Merger are, among other things

             (i) being acquired for investment purposes and not with a view to public resale;

            (ii)    being acquired for the investor's own account; and

           (iii) restricted and may not be resold, except in reliance of an exemption under the Act.

       (g) At the Closing, all instruments and documents delivered by BioForce pursuant to the provisions hereof will be reasonably satisfactory to legal counsel for Silver River. (h) The capitalization of BioForce will be the same as described in Section 4(a) hereof, subject to exercise or conversion of currently outstanding exercisable or convertible securities.

       (i) Silver River will have received all necessary and requisite approvals and consents from required parties and from its stockholders, and this Agreement and the Merger will have been adopted and approved by the requisite vote of BioForce Stockholders.

       (j) At the Closing, BioForce will have delivered to Silver River an opinion of BioForce's legal counsel dated as of the Closing to the effect that:

             (i)    BioForce  is a  corporation  validly  existing  and in  good
                    standing  under  the  laws  of  the   jurisdiction   of  its
                    incorporation;

             (ii) This Agreement has been duly authorized, executed and delivered by BioForce and is a valid and binding obligation of BioForce enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity;

           (iii) BioForce, through its Board of Directors and stockholders has taken all corporate action necessary for performance of its obligations under this Agreement; and

            (iv) BioForce has the corporate power to execute, deliver and perform its obligations under this Agreement.

       (k) Silver River will have an exemption from registration under the Securities Act and the securities laws of the State of Delaware and the various states of residence of BioForce Stockholders for issuance of the shares of Silver River common stock to be issued to BioForce Stockholders in the Merger.

       SECTION 10 Survival; Indemnification.

       (a) From and after the Closing, and subject to the limitations set forth in this Section 10, the SR Stockholders shall indemnify Silver River against and from all liabilities, demands, claims, actions or causes or action, losses, damages, costs and expenses which arise out of (i) any breach of any representation and warranty contained in Section 5 hereof; or (ii) any breach by the SR Stockholders or, prior to the Closing, Silver River or Merger Sub, of any of its covenants or obligations contained in this Agreement.

       (b) Silver River shall not be entitled to recover under Section 10(a) until, and then only to the extent that, the total amount which Silver River would recover under Section 10(a), but for this Section 10(b), exceeds $250,000 in the aggregate.

       (c) Silver River shall not be entitled to recover under Section 10(a) unless a claim has been asserted by written notice, setting forth the basis for such claim, delivered to the SR Stockholders on or prior to the date which is two years after the Effective Time of the Merger.

       (d) The SR Stockholders may satisfy any obligation under this Section 10, or any portion thereof, by delivery to Silver River of certificates representing shares in Silver River, which shall then be cancelled. In any such event, such shares shall be valued at the average of the closing prices of Silver River common stock on the primary exchange or market on which it is then listed or traded during the ten (10) trading days immediately preceding the date on which such certificates are so delivered.

       SECTION 11 Nature of Representations. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

       SECTION 12 Documents at Closing. At the Closing, the following documents will be delivered:

       (a) BioForce will deliver, or will cause to be delivered, to Silver River the following:

             (i) a certificate executed by the President of BioForce to the effect that all representations and warranties made by BioForce under this Agreement are true and correct as of the Closing and as of the Effective Time of the Merger, the same as though originally given to Silver River or Merger Sub on said date and that BioForce has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

            (ii) a certificate from the state of BioForce's incorporation dated within five business days of the Closing to the effect that BioForce is in good standing under the laws of said state;

           (iii) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement and the other Transaction Documents;

            (iv) executed copy of the Certificate of Merger for filing in Delaware;

             (v) certified copies of resolutions adopted by BioForce Stockholders and the directors of BioForce approving the
                    Merger Agreement and other Transaction Documents and authorizing the Merger;

            (vi) the opinion of BioForce's counsel as described in Section 9(i) above; and

           (vii) all other items, the delivery of which is a condition precedent to the obligations of Silver River and Merger Sub, as set forth herein.

       (b) Silver  River and Merger Sub will deliver or cause to be delivered to
BioForce:

             (i) stock certificates representing those securities of Silver River to be issued as a part of the Merger as described in
                   Section 2 hereof;

            (ii) a certificate of the President of Silver River and Merger Sub, respectively, to the effect that all representations and warranties of Silver River and Merger Sub made under this Agreement are true and correct as of the Closing, the same as though originally given to BioForce on said date; and that each of Silver River and Merger Sub has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

           (iii) certified copies of resolutions adopted by Silver River's and Merger Sub's Board of Directors and Merger Sub's sole stockholder approving the Merger Agreement and authorizing the Merger and all related matters; and certified copies of resolutions adopted by the stockholders of Silver River approving the matters described in Section 7(e) above;

            (iv) certificates from the jurisdiction of incorporation of Silver River and Merger Sub dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

             (v) executed copy of the Certificate of Merger for filing in Nevada;

            (vi) opinion of Silver River's counsel as described in Section 8(m) above;

           (vii) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

          (viii) written resignation of all of the officers and directors of Silver River and Merger Sub; and

            (ix) all other items, the delivery of which is a condition precedent to the obligations of BioForce, as set forth in
                    Section 8 hereof.

       SECTION 13 Finder's Fees. Silver River and Merger Sub, jointly and severally, represent and warrant to BioForce, and BioForce represents and warrants to Silver River and Merger Sub, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby.

       SECTION 14 Additional Covenants. Between the date hereof and the Closing, except with prior written consent of the other party:

       (a) Silver River, Merger Sub and BioForce will conduct their business only in the usual and ordinary course and the character of such business will not be changed nor will any different business be undertaken;

       (b) No change will be made in the Certificate of Incorporation or Bylaws of Silver River, Merger Sub or BioForce except as described herein;

       (c) No change will be made in the authorized or issued shares of Silver River except as set forth herein;

       (d) Neither Silver River nor BioForce will discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business; and

       (e) Silver River will not make any payment or distribution to its stockholders or purchase or redeem any shares or common stock except as set forth herein.

       SECTION 15 Post-Closing Covenants. After the Closing and within four days thereof, BioForce will cause Silver River to timely file with the SEC a current report on Form 8-K to report the Merger Closing. BioForce will also cause Silver River to timely file, in connection with the Private Placement, a Form D with the SEC and such other reports or fillings that may be required by the SEC and/or state regulatory agency. In addition, for a period of 12 months following the Closing, BioForce will cause Silver River to use its commercially reasonable efforts to timely file all reports and other documents required to be filed by Silver River under the Exchange Act.

       SECTION 16 Termination. This Agreement may be terminated at any time prior to the Effective Time of the Merger, by action taken or authorized by the Board of Directors of the terminating party or parties and, except as provided below, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Silver River or BioForce:

       (a) By mutual written consent of Silver River and BioForce;

       (b) By either Silver River or BioForce, if the Effective Time of the Merger will not have occurred on or before February 15, 2006 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 16(b) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in, the failure of the Effective Time of the Merger to occur on or before the Termination Date;

       (c) By either Silver River or BioForce if any governmental entity

             (i) will have issued an order, decree or ruling or taken any other action (which the parties will use their reasonable best efforts to resist, resolve or lift, as applicable) permanently restraining, enjoining or otherwise prohibiting the transaction contemplated by this Agreement and such order, decree, ruling or other action will have become final and nonappealable; or

            (ii) will have failed to issue an order, decree or ruling or to take any other action and such denial of a request to issue such order, decree, ruling or take such other action will have become final and nonappealable (which order, decree, ruling or other action the parties will have used their reasonable best efforts to obtain); if such action under (i) and/or (ii) is necessary to fulfill the conditions set forth in Sections 8 and 9, as applicable;

       (d) By either Silver River or BioForce, if the approvals of the respective stockholders of either Silver River or BioForce contemplated by this Agreement will not have been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought;

       (e) By Silver River, if BioForce will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in
       Section 9 are not capable of being satisfied on or before the Termination Date; or

       (f) By BioForce, if Silver River will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in
       Section 8 are not capable of being satisfied on or before the Termination Date.

       SECTION 17 Effect of Termination. In the event of termination of this Agreement by either Silver River or BioForce as provided in Section 16 (other than Sections 16(e) or (f)), this Agreement will forthwith become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors.

       SECTION  18 Miscellaneous.

       (a) Further Assurances. At any time and from time to time after the Effective Time of the Merger, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement. (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

       (c) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

       (d) Notices. All notices and other communications hereunder will be in writing and will be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

       (e) Headings. The section and subsection headings in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

       (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

       (g) Binding Effect. This Agreement will be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

       (h) Entire Agreement. This Agreement and the attached Exhibits, including the Certificate of Merger, is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

       (i) Severability. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement will remain in full force and effect.

       (j) Responsibility and Costs. Whether the Merger is consummated or not and except as otherwise set forth below, all fees, expenses and out-of-pocket costs including, but not limited to, fees and disbursements of counsel, financial advisors and accountants and expenses associated with fulfillment of the obligations set forth herein, that are incurred by the parties hereto will be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party will be responsible for all costs of all parties hereto. Notwithstanding the above, the parties agree that BioForce will pay to Leonard E. Neilson, Attorney at Law, all reasonable legal fees, expenses and costs associated with the preparation and execution of this Agreement and all transactions, agreements and documents associated thereto and contemplated hereby, including preparation of the PPM and all requisite filings and reports required pursuant to the Private Placement depicted in Section 2(g)(i) above, or other financing that may be secured by BioForce and/or Silver River prior to the Closing, which amount for such legal fees and expenses will not exceed $50,000. All printing expenses and Edgar filing expenses, will be paid by BioForce, and any and all filing fees, finders' fees, commissions, sales costs and other reasonable expenses associated with the Private Placement will be paid by BioForce from proceeds from the Private Placement. No other pre-Merger fees, expenses or other costs incurred by Silver River prior to the Effective Time of the Merger will be the obligation of Silver River at or following the Effective Time of the Merger.

       (k) Governing Law. This Agreement will be governed and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.


                         [Signatures on Following Page]

       IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                     BioForce Nanosciences, Inc.

                                     By: /s/ Eric Henderson, Ph.D.
                                         ---------------------------------------
                                           Eric Henderson, Ph.D.
                                     Its:  Chief Executive Officer



                                     Silver River Ventures, Inc.

                                     By: /s/ Geoff Williams
                                         ---------------------------------------
                                           Geoff Williams
                                     Its:  President



                                     Silver River Acquisitions, Inc.

                                     By: /s/ Geoff Williams
                                         ---------------------------------------
                                           Geoff Williams
                                     Its:  President



                                     SR Stockholders

                                     /s/ H. Deworth Williams
                                     -------------------------------------------
                                           H. Deworth Williams


                                     /s/ Edward F. Cowle
                                     -------------------------------------------
                                           Edward F. Cowle

                                   ADDENDUM TO
                          AGREEMENT AND PLAN OF MERGER

     This Addendum to Agreement and Plan of Merger (hereinafter the "Addendum"), is made and entered into as of the 23rd day of December 2005, by and among SILVER RIVER VENTURES, INC., a Nevada Corporation ("Silver River"), SILVER RIVER ACQUISITIONS, INC., a Nevada corporation ("Merger Sub"); H. DEWORTH WILLIAMS and EDWARD F. COWLE, principal stockholders of SILVER RIVER ("Principal
Stockholders"); and BIOFORCE NANOSCIENCES, INC., a Delaware corporation ("BIOFORCE"); and is intended to amend that certain Agreement and Plan of Merger executed by the parties hereto on November 30, 2005 (the "Merger Agreement").

                                    RECITALS:

     WHEREAS, the parties hereto desire to amend the Merger Agreement to add to and/or revise the terms and conditions contained therein; and

     WHEREAS, the parties hereto desire that all other terms and conditions of the Merger Agreement not specifically amended hereby will remain in full force and effect.

     NOW, THEREFORE, in consideration of the premises herein contained, the parties hereby agree as follows:

     1. The parties hereto agree that the Merger Agreement will be amended by replacing Section 2(f)(v) thereof with the following:

     "2(f)(v)       Following  the  Closing  of this  Agreement,  as  defined in
                    Section 2(g) below, current holders of BioForce stock options and warrants will have their options and warrants converted into new options and warrants, exercisable to purchase shares of Silver River common stock, on terms and conditions equivalent to the existing terms and conditions of the respective BioForce options and/or warrants. The parties hereto acknowledge and agree that the maximum number of shares of Silver River common stock to be available for the conversion of existing BioForce stock options and warrants following the Closing will be 2,537,565 shares. This number has been determined by taking the maximum number of BioForce shares (2,124,801) into which the existing BioForce stock options and warrants may be converted and multiplying by 1.19426 (Conversion Ratio). Also, each new option or warrant will be exercisable or convertible into a number of Silver River shares equal to the number of BioForce shares subject to the existing option or warrant, multiplied by the Conversion Ratio. Further, the exercise price per shares for each new option or warrant to purchase Silver River shares will equal the conversion price per share of the existing BioForce options or warrants, divided by the Conversion Ratio."

     2. The parties hereto further agree that the Merger Agreement will be amended by replacing Sections 2(g)(ii), 2(g)(iii) and 2(g)(vi) thereof with the following:

     "2(g)(ii)      The Private  Placement  will  consist of offering  4,000,000 shares of Silver River common stock (post-split) at the offering price of $1.50 per share. All other terms of the Private Placement will be approved by BioForce in its reasonable discretion."

     "2(g)(iii)     In connection with the Private Placement, BioForce agrees to assist Silver River in the preparation of a confidential private placement memorandum (the "PPM") to be used in connection with the offering and to provide Silver River with all information, documents and financial statements with respect to BioForce required and necessary to be included in the PPM."

     "2(g)(vi)      Following  completion  of  the  Private  Placement  and  the
                    Closing of this Agreement, the parties hereto agree to use their best effort to cause Silver River to prepare and file with the SEC a registration statement on Form SB-2, or other equivalent and appropriate form, relating to certain issued and outstanding shares of Silver River common stock. Those shares of Silver River common stock that may be included in the registration statement will be (x) shares of Silver
                    River common stock sold  pursuant to the Private  Placement;
                    (y) shares of certain current BioForce stockholders that have existing registration rights relating to their BioForce shares and who will receive Silver River shares pursuant to the Merger; and (z) such other shares as may be determined by the Silver River Board of Directors following the Closing."

     3. All other provisions, terms and conditions of the Merger Agreement will remain in full force and effect and will not be altered or amended except as otherwise provided herein.

     4. All capitalized terms used, but not otherwise defined herein, will have the respective meanings ascribed to them in the Merger Agreement.

     5. This Addendum will be governed by, and construed in accordance with, the laws of the State of Nevada without regard to its conflicts of laws principles.

     6. This Addendum may be executed in one or more counterparts, each such counterpart to be deemed an original instrument, but all of which such counterparts together will constitute but one agreement.

     7. This Addendum may not be modified or amended, nor any provision hereof waived, by any party, except by a writing executed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Addendum to Revised and Amended Agreement and Plan of Merger in a manner legally binding upon them as of the date first above written.




                                              BIOFORCE NANOSCIENCES, INC.



                                              By: /s/  Eric Henderson, Ph.D.
                                                  ------------------------------
                                                   Eric Henderson, Ph.D.
                                              Its: President


                                              SILVER RIVER VENTURES, INC.



                                              By: /s/ Edward F. Cowle
                                                  ------------------------------
                                                  Edward F. Cowle
                                             Its: President


                                              SILVER RIVER ACQUISITIONS, INC.



                                              By: /s/  Geoff Williams
                                                  ------------------------------
                                                  Geoff Williams
                                              Its: President


                                              PRINCIPAL STOCKHOLDERS


                                              /s/  H. Deworth Williams
                                              ---------------------------------
                                              H. Deworth Williams


                                              /s/ Edward F. Cowle
                                              ---------------------------------
                                              Edward F. Cowle